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                                                                   Exhibit 10.10

                               OPERATING AGREEMENT

                                       FOR

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                    Dated
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                                TABLE OF CONTENTS

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ARTICLE 1 - FORMATION..........................................................1

ARTICLE 2 - NAME...............................................................1

ARTICLE 3 - DEFINITIONS........................................................1

ARTICLE 4 - BUSINESS OF THE COMPANY............................................3

ARTICLE 5 - THE MEMBERS........................................................3

   5.1   INITIAL MEMBERS.......................................................3
   5.2   ADDITIONAL MEMBERS....................................................3
   5.3   AUTHORITY AND POWER OF MEMBERS........................................4
   5.4   NO LIABILITY OF MEMBERS OR MANAGERS...................................4
   5.5   TITLE TO PROPERTY.....................................................4
   5.6   REMOVAL OF MEMBERS....................................................4

ARTICLE 6 - PRINCIPAL OFFICE...................................................4

ARTICLE 7 - TERM...............................................................4

ARTICLE 8 - CAPITAL AND CONTRIBUTIONS..........................................4

   8.1   INITIAL CONTRIBUTIONS.................................................4
   8.2   ADDITIONAL CONTRIBUTIONS..............................................4
   8.3   INTEREST ON CAPITAL...................................................5
   8.4   CAPITAL ACCOUNTS......................................................5
   8.5   WITHDRAWAL AND RETURN OF CAPITAL......................................5
   8.6   REVALUATION OF COMPANY PROPERTY.......................................5

ARTICLE 9 - DISTRIBUTIONS......................................................5

   9.1   DISTRIBUTIONS TO THE MEMBERS..........................................5
   9.2   TIMING OF DISTRIBUTIONS...............................................5

ARTICLE 10 - ALLOCATION OF PROFITS AND LOSSES FOR TAX PURPOSES.................6

   10.1  ALLOCATIONS TO THE MEMBERS GENERALLY..................................6
   10.2  LIMITATION ON LOSSES..................................................6
   10.3  QUALIFIED INCOME OFFSET...............................................6
   10.4  MINIMUM GAIN CHARGEBACK...............................................6
   10.5  CURATIVE ALLOCATIONS..................................................7
   10.6  NO RESTORATION OF DEFICIT CAPITAL ACCOUNTS............................7
   10.7  CONTRIBUTED PROPERTY..................................................7
   10.8  DIVISION AMONG MEMBERS................................................7

ARTICLE 11 - BOOKS OF ACCOUNT, RECORDS AND REPORTS.............................8

   11.1  RESPONSIBILITY FOR BOOKS OF ACCOUNT AND RECORDS.......................8
   11.2  REPORTS TO THE MEMBERS................................................8
   11.3  ADDITIONAL REPORTS....................................................8

ARTICLE 12 - FISCAL YEAR.......................................................8

ARTICLE 13 - THE COMPANY'S FUNDS...............................................8

   14.1  AUTHORITY OF THE MANAGER..............................................9
   14.2  TIME DEVOTED TO THE COMPANY; OTHER ACTIVITIES........................10
   14.3  LOANS TO OR BY THE MANAGER...........................................10
   14.4  LIABILITY OF THE MANAGER.............................................10
   14.5  INDEMNIFICATION OF THE MANAGER.......................................10
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   14.6  RIGHT OF THIRD PARTIES TO RELY ON AUTHORITY OF THE MANAGER...........11
   14.7  RELATED PARTY TRANSACTIONS...........................................12
   14.8  OTHER MATTERS CONCERNING THE MANAGER.................................13
   14.9  LIMITATIONS ON AUTHORITY.............................................13
   14.10 OFFICERS.............................................................13
   14.11 SHARE OPTIONS........................................................13

ARTICLE 15 - REPRESENTATIONS AND WARRANTIES OF THE MEMBERS....................14

ARTICLE 16 - TRANSFER OF SHARES...............................................14

   16.1  TRANSFER OF SHARES...................................................14
   16.2  RECOGNITION BY COMPANY OF TRANSFERS..................................14
   16.3  RESTRICTIONS ON TRANSFER.............................................15
   16.4  ADMISSION OF TRANSFEREES AS MEMBERS..................................16
   16.5  HOLDERS OF SHARES WHO ARE NOT MEMBERS................................17
   16.6  TERMINATION AS A MEMBER..............................................17
   16.7  RIGHT TO VOTE........................................................17
   16.8  TRANSFER BY THE MANAGER; WITHDRAWAL OF THE MANAGER...................17
   16.9  INITIAL PUBLIC OFFERING LOCK-UP......................................17
   16.10 RIGHT TO DEAL EXCLUSIVELY WITH MEMBERS...............................18
   16.11 GO ALONG OBLIGATIONS.................................................18
   16.12 CO-SALE OBLIGATIONS UPON THE SALE OF THE MANAGER.....................22
   16.13 OTHER TRANSACTIONS...................................................24

ARTICLE 17 - DISSOLUTION OF THE COMPANY.......................................24

ARTICLE 18 - CONFIDENTIALITY AND NON-COMPETITION..............................24

   18.1  CONFIDENTIALITY......................................................24
   18.2  COMPETITION, ETC.....................................................25
   18.3  APPLICATION TO EQUITY OWNERS.........................................26

ARTICLE 19 - WINDING UP; LIQUIDATING DISTRIBUTIONS; TERMINATION...............26

   19.1  WINDING UP...........................................................26
   19.2  LIQUIDATING DISTRIBUTIONS............................................26
   19.3  RIGHTS OF THE MEMBERS................................................26
   19.4  TERMINATION..........................................................26

ARTICLE 20 - SPECIAL POWER OF ATTORNEY........................................26

   20.1  GRANTING OF POWER OF ATTORNEY........................................26
   20.2  NATURE OF POWER OF ATTORNEY..........................................27

ARTICLE 21 - MISCELLANEOUS....................................................28

   21.1  NOTICES..............................................................28
   21.2  GOVERNING LAW........................................................28
   21.3  BENEFIT AND BINDING EFFECT...........................................28
   21.4  PRONOUNS AND NUMBER..................................................28
   21.5  HEADINGS; ANNEXES AND SCHEDULES......................................28
   21.6  PARTIAL ENFORCEABILITY...............................................28
   21.7  PREVIOUS AGREEMENTS..................................................28
   21.8  CERTIFICATES.........................................................28
   21.9  ENFORCEMENT..........................................................28
   21.10 SCOPE................................................................29
   21.11 NO WAIVER............................................................29
   21.12 AMENDMENTS...........................................................29
   21.13 NO THIRD PARTY BENEFICIARY...........................................29
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   21.14 COUNTERPARTS.........................................................29
   21.15 PARTITION............................................................29
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                               OPERATING AGREEMENT
                                       FOR

      This is an Operating Agreement for ______________________ (the "Company"), dated as of _____________, among Texas Roadhouse Holdings LLC ("Holdings"), and the persons listed on Exhibit A hereto (each an "Individual Member" and collectively with Holdings, the "Members").

                              ARTICLE 1 - FORMATION

      The Members hereby form a Limited Liability Company pursuant to the Kentucky Limited Liability Company Act, effective as of the filing of the Company's Articles of Organization with the Kentucky Secretary of State. The Members hereby ratify and approve the filing of the Company's Articles of Organization, the receipt of the form of which each Member hereby acknowledges. The Manager shall from time to time execute or cause to be executed all such certificates or other documents or cause to be done all such filing, recording, publishing or other acts as may be necessary or appropriate to comply with the requirements for the formation and operation of a limited liability company under the Act. The rights and duties of the Manager and the Members shall be as provided in the Act, except as modified by this Agreement. The Company shall also be qualified to do business in such other states as the manager from time-to-time deems appropriate.

                                ARTICLE 2 - NAME

      The business of the Company shall be conducted under the name "____________________, LLC."

                             ARTICLE 3 - DEFINITIONS

      The following terms and phrases used in this Agreement shall have the following meanings:

      "ACT" shall mean the Kentucky Limited Liability Company Act, KRS Chapter 275.

      "AFFILIATE" or a Person "AFFILIATED WITH" a Member or other specified Person (collectively referred to as the "SPECIFIED PERSON") shall mean (i) a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under the control of the Member or other Specified Person; (ii) a Person of which the Member or other Specified Person is an officer, director, member or partner or is the beneficial owner of 10% or more of any class of equity security or interest; (iii) any trust or estate in which the Member or other Specified Person has a beneficial interest or as to which the Member or other Specified Person serves as a trustee or in another fiduciary capacity; and (iv) any spouse, parent, child, brother or sister of the Member or other specified person. The term "CONTROL" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership, by contract or otherwise.

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      "AGREEMENT" shall mean this Operating Agreement, as amended, modified or supplemented from time to time.

      "CAPITAL ACCOUNT" shall mean the individual account maintained for each Member by the Company, calculated pursuant to Section 8.4.

      "CAPITAL CONTRIBUTION" shall mean the money and the fair market value of property (net of liabilities assumed by the Company or to which the property is subject) contributed to the Company by a Member, and as set forth on ANNEX A. ANNEX A shall set forth the agreed upon fair market value of each of the assets (other than cash) contributed to the capital of the Company as determined by the contributing Member and the Company.

      "CAPITAL RATIO" shall mean the Capital Account of a member divided by the total shares owned by such member.

      "CODE" or "IRC" shall mean the Internal Revenue Code of 1986, as amended, modified or rescinded from time to time, or any similar provision of succeeding law.

      "INCAPACITY" or "INCAPACITATED" shall mean the adjudicated incompetency or death of an individual Member, or dissolution of the entity comprising any Member.

      "INDIVIDUAL MEMBERS" shall mean all of the Members other than the Manager.

      "MANAGER" shall mean Texas Roadhouse Holdings LLC, and any additional or replacement Managers designated by the Manager.

      "NET CASH FLOW" shall mean, with respect to any period, all cash revenues of the Company from business operations during that period (including, without limitation, interest or other earnings on the funds of the Company) LESS the sum of the following to the extent made from those cash revenues:

            (i) All principal and interest payments on any indebtedness of the Company, including loans made by the Manager pursuant to Section 14.3;

            (ii) All cash expenses incurred incident to the operation of the Company's business; and

            (iii) Funds set aside as reserves for contingencies, working capital, debt service, taxes, insurance or other costs and expenses incident to the conduct of the Company's business which the Manager deems reasonably necessary or appropriate.

      "PARTICIPATING PERCENTAGE" for any Member shall mean the number of Shares held by such Person divided by the number of outstanding Shares. Distributions or allocations made in proportion to or in accordance with the Participating Percentages of the Members shall be based upon relative Participating Percentages as of the record date for distributions and in accordance with IRC Sections 706 (c) AND (d).

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      "PERSON" shall mean an individual, corporation, partnership, limited liability company, joint stock company, trust, association, unincorporated entity, or any division thereof.

      "SHARES" shall mean the units (a) in which interests in the Company's Net Profits, Net Losses and distributions allocated to Members are divided, and (b) in which the right to vote on, or consent to, or otherwise participate in, any decision or action by the Members granted pursuant to this Agreement or the Act are divided.

      "TAXABLE INCOME" and "TAX LOSSES," respectively, shall mean the net income or net losses of the Company as determined for federal income tax purposes, and all items required to be separately stated BY IRC Sections 702 AND 703 and the Treasury Regulations promulgated thereunder.

      "TRANSFER" shall mean any sale, transfer, encumbrance, gift, donation, assignment, pledge, hypothecation, or other disposition, whether voluntary or involuntary, and whether during the lifetime of the Person involved or upon or after his death, including, but not limited to, any transfer by operation of law, by court order, by judicial process, or by foreclosure, levy, or attachment.

                       ARTICLE 4 - BUSINESS OF THE COMPANY

      The business of the Company shall be to develop, own, and operate a franchised casual steakhouse restaurant (the "Restaurant") known as Texas Roadhouse which will be located in ___________________, and carrying on any and all activities related thereto including entering into a Franchise Agreement with Texas Roadhouse Development Corporation (the "Franchise Agreement"). The Company's business shall be only as specified in this Article 4. Except as otherwise provided in this Agreement, the Company shall not engage in any other activity or business and no Member shall have any authority to hold himself out as a general agent of the Company in any other business or activity. It is the intention of the Members that the Company's be treated as a partnership for federal, state and local income tax purposes, and the Members agree not to take any position or make any election, in a tax return or otherwise, inconsistent with such treatment; PROVIDED, HOWEVER, the filing of federal, state and local tax returns shall not be construed to create a partnership (other than for tax purposes) among the Members.

                             ARTICLE 5 - THE MEMBERS

      5.1 INITIAL MEMBERS. The names, business addresses and Share ownership of the Members are set forth on ANNEX A.

      5.2 ADDITIONAL MEMBERS. The Company may admit additional Members from time-to-time at the discretion of the Manager, upon the terms and for the consideration determined by the Manager; provided, however, the admission of any additional Member shall not reduce the Participating Percentage of any existing Member without that existing Member's consent. ANNEX A shall be amended to reflect any changes in the Company's membership. A prerequisite to admission to membership in this Company shall be the written agreement by the additional Member to be bound by the terms of this Agreement.

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      5.3   AUTHORITY AND POWER OF MEMBERS. No Member shall have the power or authority to bind the Company unless the Member has been authorized in writing by the Manager to act as an agent of the Company. Actions of the Members shall be taken by the affirmative vote of Members holding a majority of the Participating Percentages, unless otherwise provided in this Agreement. The vote requirement in the preceding sentence shall supersede any unanimous vote requirement set forth in the Act. Action of the Members may be taken at a meeting or by written action of the Members holding a majority of the Participating Percentages. Meetings may be called by any Member upon at least three business days prior written notice to the other Members. Notice may also be communicated in person by telephone. Meetings may be held by any means of communication by which all Members participating may simultaneously hear each other during the meeting.

      5.4 NO LIABILITY OF MEMBERS OR MANAGERS. No Member or Manager shall have personal liability for the obligations or liabilities of the Company. Except as otherwise specifically provided in this Agreement, no Member, after his admission to the Company, shall be obligated to contribute additional funds or property, or loan money, to the Company.

      5.5 TITLE TO PROPERTY. All real and personal property owned by the Company shall be owned by the Company as an entity and no Member shall have any ownership interest in such property in his individual name or right, and each Member's interest in the Company shall be personal property for all purposes. Except as otherwise provided in this Agreement, the Company shall hold all of its real and personal property in the name of the Company and not in the name of any Member.

      5.6 REMOVAL OF MEMBERS. Except as provided in Article 16, no Member shall be removed from membership in the Company without such Member's consent.

                          ARTICLE 6 - PRINCIPAL OFFICE

      The principal office and place of business of the Company shall be located at 6040 Dutchmans Lane, Suite 400, Louisville, Kentucky 40205. The Company may have such other or additional offices as the Manager deems advisable.

                                ARTICLE 7 - TERM

      The term of the Company began on the date the Company's Articles of Organization were filed with the Kentucky Secretary of State, and shall continue until dissolved in accordance with the terms of this Agreement.

                      ARTICLE 8 - CAPITAL AND CONTRIBUTIONS

      8.1 INITIAL CONTRIBUTIONS. Concurrently with the execution of this Operating Agreement, the members shall make capital contributions set forth on ANNEX A.

      8.2 ADDITIONAL CONTRIBUTIONS. The Members shall not be required to make additional Capital Contributions without the unanimous consent of the Members. ANNEX A shall be amended to reflect any additional Capital Contributions.

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      8.3   INTEREST ON CAPITAL. No Member shall be paid interest on any Capital
Contribution or Capital Account.

      8.4 CAPITAL ACCOUNTS. A separate Capital Account shall be maintained by the Company for each Member in accordance with Treas. Reg. 1.704-1(b)(2)(iv). There shall be credited to each Member's Capital Account: (i) the amount of money contributed by such Member to the Company; (ii) the fair market value of property contributed by such Member to the Company (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under IRC 752); and (iii) allocations to such Member of Company income and gain (or items thereof), including income and gain exempt from tax and income and gain, as computed for book purposes, in accordance with Treas. Reg. 1.704-1(b)(2)(iv)(g). Each Member's Capital Account shall be decreased by:
(i) the amount of money distributed to such Member by the Company; (ii) the fair market value of property distributed to such Member by the Company (net of liabilities secured by such distributed property that such Member is considered to assume or take subject to under IRC 752); (iii) allocations to such Member of expenditures of the Company described in IRC 705(a)(2)(B); and (iv) allocations of loss and deduction (or items thereof) including loss or deduction, computed for book purposes, as described in Treas. Reg. 1.704-1(b)(2)(iv)(g).

      8.5 WITHDRAWAL AND RETURN OF CAPITAL. Except as expressly provided in this Agreement, including Section 9.1 with respect to distributions of Net Cash Flow, no Member shall be entitled to withdraw any part of such Member's Capital Contributions or Capital Account, or to receive any distribution from the Company.

      8.6 REVALUATION OF COMPANY PROPERTY. If there shall occur (i) an acquisition of Shares from the Company for more than a de minimis Capital Contribution, or (ii) a distribution (other than a de minimis distribution) to a Member in redemption of his Shares, then the Company shall revalue the assets of the Company at their then fair market value and adjust the Capital Accounts in the same manner as provided in Section 18.1 in the case of a property distribution. Pursuant to this Section 8.6, the Capital Accounts of the Individual Members are adjusted to the amounts set forth on ANNEX A as of the date hereof. If there is a reallocation pursuant to this Section 8.6, then Capital Accounts shall thereafter be adjusted for allocations of depreciation (cost recovery) and gain or loss in accordance with the provisions of Treas. Reg. 1.704-1(b)(2)(iv)(f) and (g), and the Members' distributive shares of depreciation (cost recovery) and gain or loss shall thereafter be computed in accordance with the principles of IRC 704(c) and the regulations promulgated thereunder using the traditional method with curative allocations within the meaning of Treas. Reg. 1.704-3(c).

                            ARTICLE 9 - DISTRIBUTIONS

      9.1 DISTRIBUTIONS TO THE MEMBERS. The Company's Net Cash Flow shall be distributed to the Members in accordance with the Participating Percentages.

      9.2 TIMING OF DISTRIBUTIONS. Distributions of Net Cash Flow shall be made monthly, to the extent possible, within 30 days after the end of each month.

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         ARTICLE 10 - ALLOCATION OF PROFITS AND LOSSES FOR TAX PURPOSES

      10.1  ALLOCATIONS TO THE MEMBERS GENERALLY.

            (a) Except as otherwise provided herein, Taxable Income and Tax Losses, and the allocations required by the definition if the term Capital Account, shall be allocated among the Members in accordance with their Participating Percentages.

            (b) Notwithstanding the provisions of Section 10.1 (a), in the taxable year in which there is a sale or other disposition of all, or substantially all, of the assets of the Company, gain (and to the extent necessary to equalize the Capital Ratios of all Members, gross income) shall be allocated first to Members having the lowest Capital Ratio until the Capital Ratios of such Members equal the Capital Ratios of those Members having the next lowest Capital Ratios, and continuing in such manner (i.e., making the Capital Ratios owned by those Members then having the lowest Capital Ratios equal the Capital Ratios of those members then having the next lowest Capital Ratios, and so on) until the Capital Ratios of all Members are equal."

      10.2 LIMITATION ON LOSSES. Notwithstanding the general allocation of Taxable Income and Tax Losses described in Section 10.1, no Member shall be allocated Tax Losses in excess of the aggregate of such Member's positive Capital Account balance, Company Minimum Gain (within the meaning of Treas. Reg. 1.704-2(b)(2)), and Member Nonrecourse Minimum Gain (within the meaning of Treas. Reg. 1.704-2(i)(3)), until such time as no Member has a positive Capital Account balance, whereupon subsequent allocations of Tax Losses shall again be allocated among the Members in accordance with their Participating Percentages. Furthermore, no Member shall be allocated Tax Losses where it is reasonably anticipated that such Member's Capital Account shall be negative at the end of the fiscal year in which the Tax Losses arise or at the end of the subsequent fiscal year, as a result of distributions of Net Cash Flow during such periods, until such time as no Member would have a positive Capital Account balance after such reasonably anticipated distributions of Net Cash Flow, whereupon subsequent allocations of Tax Losses shall again be allocated among the Members in accordance with their Participating Percentages. Tax Losses not allocated to a Member under this Section 10.2 shall be reallocated among those Members with positive Capital Account balances in accordance with their Participating Percentages.

      10.3 QUALIFIED INCOME OFFSET. If a Member receives any adjustment, allocation, or distribution described in Treas. Reg. 1.704-1(b)(2)(ii)(d)(4),
(5), or (6), then items of Taxable Income shall be specially allocated to such Member in an amount and manner sufficient to eliminate the deficit balance in such Member's Capital Account as quickly as possible. It is the intention of the parties that this provision constitute a "qualified income offset" within the meaning of Treas. Reg. 1.704-1(b)(2)(ii)(d), and this provision shall be so construed.

      10.4 MINIMUM GAIN CHARGEBACK. If there is a net decrease in the Company's Minimum Gain (within the meaning of Treas. Reg. 1.704-2(b)(2)) or Member Nonrecourse Minimum Gain (within the meaning of Treas. Reg. 1.704-2(i)(3)) during any fiscal year of the Company, each Member shall be specially allocated, before any other allocations under this Article 10, items of income and gain for such fiscal year (and subsequent fiscal years, if necessary) in an amount equal to such Member's share (determined in accordance with Treas. Reg. 1.704-2(g) and 1.704-2(i)(5), as applicable) of the net decrease in the Company's

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Minimum Gain or Member Nonrecourse Debt Minimum Gain, as applicable, for such fiscal year, provided, however, that no such allocation shall be required if any of the exceptions set forth in Treas. Reg. 1.704-2(f) apply. It is the intention of the parties that this provision constitute a "minimum gain chargeback" within the meaning of Treas. Reg. 1.704-2(f) and 1.704-2(i)(4), and this provision shall be so construed. Notwithstanding anything in this Agreement to the contrary, the Company's partner nonrecourse deductions (within the meaning of Treas. Reg. 1.704-2(i)(2)) shall be allocated solely to the Member who has the economic risk of loss with respect to the partner nonrecourse liability related thereto in accordance with the provisions of Treas. Reg. 1.704-2(i)(1).

      10.5 CURATIVE ALLOCATIONS. The allocations set forth in Sections 10.2 through 10.4 are intended to comply with certain requirements of the Treasury Regulations (the "REGULATORY ALLOCATIONS"). It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Taxable Income or Tax Losses pursuant to this Section 10.5. Therefore, notwithstanding any other provision of this Article 10 (other than the Regulatory Allocations), the Manager shall make such offsetting special allocations of Taxable Income and Tax Losses in whatever manner the Manager determines appropriate so that, after such offsetting allocations are made, each Member's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of the Agreement and all Taxable Income and Tax Losses were allocated pursuant to Section 10.1.

      10.6 NO RESTORATION OF DEFICIT CAPITAL ACCOUNTS. No Member shall be required under any circumstances (either during the period of the Company's operation or upon the Company's dissolution and termination) to restore a deficit in such Member's Capital Account or, except as explicitly provided in this Agreement, otherwise make any contribution of cash or property to the Company without such Member's consent, which may be withheld in such Member's sole and absolute discretion.

      10.7 CONTRIBUTED PROPERTY. In accordance with the rules of IRC 704(i) and the Treasury Regulations promulgated thereunder, items of income, gain, loss, and deduction with respect to any property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its fair market value at the time of contribution.

      10.8 DIVISION AMONG MEMBERS. If there is a change in the number of Shares held by a Member during a fiscal year of the Company, any allocations pursuant to this Article 10 shall be made so as to take into account the varying interests of the Members during the period to which the allocation relates, using the interim closing of the books method for determining such allocations, or upon the unanimous agreement of the Members (including any former Member affected by such allocations), using any method for determining such allocations that is provided in IRC 706(d) and the Treasury Regulations promulgated thereunder.

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               ARTICLE 11 - BOOKS OF ACCOUNT, RECORDS AND REPORTS

      11.1 RESPONSIBILITY FOR BOOKS OF ACCOUNT AND RECORDS. Proper and complete books of account and records shall be kept by the Manager in which shall be entered fully and accurately all transactions and other matters relative to the Company's business as are usually entered into books of account and records maintained by persons engaged in businesses of a like character, including, without limitation, a Capital Account for each Member. The Company's books of account and records shall be prepared in accordance with generally accepted accounting principles, consistently applied. The books of account and records shall, at all times, be maintained at the principal place of business of the Company, and shall be open to the inspection and examination of the Members or their duly authorized representatives during reasonable business hours, and any Member may, at such Member's own expense, examine and make copies of the books of account and records of the Company.

      11.2 REPORTS TO THE MEMBERS. As soon as practicable in the particular case, the Manager shall deliver or cause to be delivered the following reports to each Member:

            (a) After the end of each fiscal year, such information concerning the Company as shall be necessary for the preparation by a Member of such Member's income tax or other tax returns;

            (b) An unaudited statement setting forth, as of the end of and for each fiscal year, a profit and loss statement and a balance sheet of the Company; and

            (c) Other information as, in the judgment of the Manager, shall be reasonably necessary for the Members to be advised of the results of the Company's operations.

      11.3 ADDITIONAL REPORTS. The Manager may prepare or cause to be prepared, and deliver or cause to be delivered to the Members from time to time during each fiscal year, in connection with distributions or otherwise, unaudited statements showing the results of the Company's operations for any period and from the beginning of the fiscal year to the date of that unaudited statement.

                            ARTICLE 12 - FISCAL YEAR

      The fiscal year of the Company shall end on the last Tuesday of each year or such other date as designated by the Manager.

                        ARTICLE 13 - THE COMPANY'S FUNDS

      The Company's funds shall be deposited in such bank account(s), or invested in such interest-bearing or non-interest-bearing investments, as shall be designated by the Manager. All withdrawals from any such bank account(s) shall be made by the Manager. The Company's funds shall be held in the name of the Company and shall not be commingled with those of any other Person.

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                     ARTICLE 14 - MANAGEMENT OF THE COMPANY

      14.1 AUTHORITY OF THE MANAGER. The business and affairs of the Company shall be managed by its Manager; provided, however, the Manager and the Individual Members shall at all time comply with the Franchise Agreement. Except to the extent delegated by the Manager to any officer of the Company pursuant to
Section 14.10 hereof, the Manager shall have the exclusive authority as to the management and control of the business of the Company. In addition to the powers now or hereafter granted a manager of a limited liability company under the Act or granted the Manager under any other provisions of this Agreement, but subject to any express limitations set forth in this Agreement, the Manager shall have full power and authority to do all things that it considers necessary, proper, or desirable to conduct the business of the Company, including (without limitation) the power and authority (without the vote or consent of any Member):
(a) to negotiate and execute on behalf of the Company any contracts under such terms and obligations as it, in its sole and absolute discretion, considers in the best interest of the Company and necessary, appropriate, or desirable for the conduct of the activities of the Company or the implementation of its powers or the Company's objectives under this Agreement; (b) to perform all obligations of the Company and to enforce all rights of the Company under the terms and conditions of all contracts and agreements entered into by the Company; (c) to employ and compensate and dismiss from employment any and all employees, agents, independent contractors, brokers, attorneys, and accountants; (d) to obtain property and/or services from the Manager and/or its Affiliates; (e) to lease or license all or any portion of the assets of the Company for any Company purpose and to acquire, dispose, sell, transfer, exchange, mortgage, pledge, encumber, or hypothecate any or all of the assets of the Company; (f) to use or loan any of the assets of the Company (including, without limitation, cash on hand) for any purpose or on any terms it sees fit; (g) to borrow money on behalf of the Company or cause the Company to borrow money (including, without limitation, causing the Company to borrow money from the Manager or any Affiliate of the Manager); (h) to assume debt obligations related in any way to the assets of the Company; (i) to repay, in whole or in part, refinance, modify, consolidate, or extend any debt obligations of the Company; (j) to acquire and maintain insurance covering any or all assets of the Company and its activities; (k) to control any matters affecting the rights and obligations of the Company (including the conduct of litigation and other incurring of legal expense, and to settle claims and litigation); (l) to distribute Company assets to the Members; (m) to form any further limited liability companies, limited or general partnerships, joint ventures, trusts, corporations, or other relationships it deems desirable in furtherance of the Company's objectives; (n) to do all acts and things necessary or desirable to accomplish the objectives of the Company;
(o) to apply for and obtain any governmental approvals or certificates with respect to the operations of the Company or the ownership or use of its properties or assets (including, without limitation, alcoholic beverage permits from applicable state and local authorities); (p) to admit additional Members or assignees or transferees of Members to the Company pursuant to Section 5.2 or
Section 16.4 hereof; (q) to submit a Company claim or liability to arbitration;
(r) to take any action on the part of the Company and the Members necessary to merge the Company with and into, or transfer substantially all the assets of the Company to, or transfer all of the Shares held by Members to, another entity pursuant to Sections 16.11, 16.12 or 16.13 hereof; (s) to issue additional Shares from time to time for such consideration and on such terms and conditions as are approved by the Manager; and (t) to execute, acknowledge, deliver, file, and record any and all instruments or documents affecting any and all of the foregoing. Each Member agrees that the consent by the Manager to such admission of Members from time to time or to the submission of a

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Company claim or liability to arbitration shall constitute the consent of such
Member to such admission or submission. Any and all acts heretofore taken by the Manager that are permitted under this Section 14.1 are hereby ratified and confirmed by the Members as the acts and deeds of the Company.

      14.2 TIME DEVOTED TO THE COMPANY; OTHER ACTIVITIES. The Manager shall devote sufficient time to Company business as it in its sole discretion deems necessary to effectively supervise Company business and affairs in an efficient manner; but nothing in this Agreement shall preclude the employment of any officer, agent, third party, or Affiliate to manage or provide other services with respect to the Company's assets or business subject to the control of the Manager, provided the Manager in all instances retains general control over the operations of the Company.

      14.3 LOANS TO OR BY THE MANAGER. If either the Manager or an Affiliate of the Manager loans funds to the Company, the Manager or such Affiliate may not charge the Company interest greater than the lesser of (i) the Manager's or such Affiliate's actual interest cost; (ii) the highest lawful rate; or (iii) the rate that would be charged the Company (without reference to the Manager's or such Affiliate's financial abilities or guaranties) by unrelated banks on comparable loans for the same purpose; and the Manager or such Affiliate shall not charge the Company points or other financing charges or fees in any amount greater than the financing charges or fees actually incurred by the Manager or such Affiliate in connection with the loan to the Company. The Company may loan funds to the Manager or an Affiliate of the Manager provided the Company charges the Manager or such Affiliate interest at a rate not less than the lesser of (i) the Company's actual interest cost including points or other financing charges;
(ii) the highest lawful rate; or (iii) the rate that would be charged the Manager or such Affiliate (without reference to the Manager's or such Affiliates' financial abilities or guaranties) by unrelated banks on comparable loans for the same purpose.

      14.4 LIABILITY OF THE MANAGER. To the extent permitted by applicable law, the Manager (which for the purpose of this Section 14.4 shall include any Affiliate of the Manager or a director, officer, employee, agent, manager, member, or shareholder of the Company, the Manager or their respective Affiliates) shall not be liable, responsible, or accountable in damages or otherwise to the Company or any Member for any action taken or failure to act based upon errors of judgment or other fault in connection with the business affairs of the Company except for action taken with wanton disregard or failure to act performed or omitted in bad faith or in willful or intentional misconduct.

      14.5 INDEMNIFICATION OF THE MANAGER. The Company shall indemnify and hold harmless the Manager (which for the purposes of this Section 14.5 shall include any Affiliate of the Manager or a director, officer, member, or shareholder of the Company, the Manager or their respective Affiliates and, in the discretion of the Manager, any officer, employee, manager or agent of the Company, the Manager or their respective Affiliates) to the fullest extent permitted by applicable law. Without limiting the obligation of the Company to indemnify the Manager as specified in the preceding sentence, to the extent permitted by applicable law, the Company shall indemnify the Manager as follows:

            (a) The Company shall indemnify the Manager if it is, was, or is threatened to be made a named defendant or respondent in a proceeding because the Manager is or was the manager of the Company.

            (b) The Company shall pay or reimburse, in advance of the final disposition of the proceeding, reasonable expenses incurred by the Manager who was, is, or will be threatened to be made a named defendant or respondent in a proceeding.

            (c) The Manager may cause the Company to purchase and maintain insurance or other arrangements on behalf of the Manager against any liability asserted against the Manager and incurred by the Manager in that capacity or arising out of the Manager's status in that capacity, regardless of whether the Company would have the power to indemnify the Manager against that liability under this Section 14.5.

            (d) To the extent permitted by then applicable law and subject to the remaining provisions of this Section 14.5, the parties hereto recognize, acknowledge, and agree that the Manager may be indemnified in accordance with the provisions of this Section 14.5 in proceedings involving the simple or gross negligence of the Manager.

            (e) It is the intent of this Section 14.5 that the Company indemnify the Manager to the maximum extent permitted by law.

      14.6 RIGHT OF THIRD PARTIES TO RELY ON AUTHORITY OF THE MANAGER. Notwithstanding any other provision of this Agreement to the contrary, no lender or purchaser, including any purchaser of property of the Company, shall be required to look to the application of proceeds thereunder or to verify any representation by the Manager as to the extent of the interest in the assets of the Company that the Manager is entitled to encumber, sell, or otherwise use; and any such lender or purchaser shall be entitled to rely exclusively on the representations of the Manager as to its authority to enter into such financing or sale arrangements and shall be entitled to deal with the Manager as if it were the sole party in interest therein, both legally and beneficially. Each Member and assignee hereby waives any and all defenses or other remedies that may be available against any such lender, purchaser, or other Person to contest, negate, or disaffirm any action of the Manager in connection with any such sale or financing. In no event shall any Person dealing with the Manager or the Manager's representative with respect to any business or property of the Company be obligated to ascertain that the terms of this Agreement have been complied with, and each such Person shall not be obligated to inquire into the necessity or expedience of any act or action of the Manager or the Manager's representative; and every contract, agreement, deed, mortgage, security agreement, promissory note, or other instrument or document executed by the Manager or the Manager's representative with respect to any business or property of the Company shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (a) at the time of the execution and/or delivery thereof, this Agreement was in full force and effect; (b) such instrument or document was duly executed in accordance with the terms and provisions of this Agreement and is binding upon the Company; and (c) the Manager or the Manager's representative was duly authorized and empowered to execute and deliver any and every such instrument or document for and on behalf of the Company.

      14.7  RELATED PARTY TRANSACTIONS.

            (a) Except to the extent limited by any written employment or engagement agreement, the Manager, the Members and their respective Affiliates may engage in, or possess an interest in, other business ventures of any nature and description, independently or with others, whether or not such activities are competitive with those of the Company. Neither the Company, nor any Member shall have any rights by virtue of this Agreement in and to such independent ventures, or to the income or profits derived therefrom. None of the Manager, any Member nor any of their respective Affiliates shall be obligated to present to the Company or to any Member any particular business opportunity of a character which, if presented to the Company or Member, could be taken by the Company or such Member and the Manager and each of its Affiliates shall have the right to take for its or his own account, or to recommend to others, any such particular business opportunity to the exclusion of the Company and any other Members.

            (b) The fact that the Manager and each of its Affiliates is directly or indirectly interested in or connected with any Person employed or engaged by the Company to render or perform a service, or to or from whom the Company may purchase, sell or lease property, shall not prohibit the Company from employing such Person or from otherwise dealing with it or him, and neither the Company, nor any Members shall have any rights in or to any income or profits derived therefrom. None of such transactions will necessarily be the result of arm's-length negotiations, be subject to any fiduciary or other duties, or require, or be subject to, the consideration, consent or approval of any of the Members. Such arrangements, agreements and transactions will be structured without a bidding or openly competitive process and, therefore, may not be, in all respects, competitive with or comparable to arrangements, agreements or transactions which might be available with, through, or from unrelated parties. Specifically, but not by way of limitation of the foregoing, the Members acknowledge that the Company may enter into a management agreement with the Manager providing for the payment, in the aggregate, of an annual fee of up to 3.5% of the Company's gross sales.

            (c) With respect to any transaction between the Manager or any Affiliate of the Manager, on the one hand, and the Company or any other Member, or any assignee, on the other hand, that notwithstanding the provisions of this Agreement would be void or voidable, or that would subject any Person to liability, under the Act or any other applicable law, rule, or regulation unless it were "fair" to the Company or the other Member, or any assignee, as the case may be, the Members hereby agree that such transaction shall be considered "fair" if the material facts as to the transaction are disclosed or are known to
(i) the other Members and the transaction is approved or ratified by those Members owning more than fifty percent (50%) of the Participating Percentages then owned by the Members (excluding any Members having an interest in such transaction and any Members having Affiliates with interests in such transaction); or (ii) an independent appraisal firm is appointed by the Company and it determines that the transaction is fair.

      14.8  OTHER MATTERS CONCERNING THE MANAGER.

            (a) The Manager may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

            (b) The Manager may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by it, and any opinion or advice of any such Person as to matters which the Manager believes to be within such Person's professional or expert competence shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by the Manager hereunder in good faith and in accordance with such opinion or advice.

      14.9 LIMITATIONS ON AUTHORITY. The authority of the Manager over the conduct of the affairs and business of the Company shall be subject only to such limitations as are expressly stated in this Agreement or imposed by applicable law. Without limiting the generality of the first sentence of this Section 14.9, the Manager shall not be empowered or authorized to:

            (a)   do any act in contravention of this Agreement;

            (b) possess property or assign any rights in specific property on behalf of the Company other than for a Company purpose; or

            (c) require any Member to make any contribution to the capital of the Company without such Member's consent.

      14.10 OFFICERS. The Manager shall have authority to appoint the following officers of the Company: (a) a President, (b) one or more Vice Presidents, (c) a Chief Financial Officer, (d) a Secretary, and (e) one or more Assistant Secretaries. Each of the officers shall act under the overall supervision and direction of the Manager and shall have the powers and duties that would be customary for such a position if the Company were a corporation. Further, the Manager may appoint such other officers and assistants to officers as it from time to time deems necessary. Any two or more offices may be held by the same person.

      14.11 SHARE OPTIONS. Holdings agrees that it will permit all managing partners, kitchen managers and service managers of the Restaurant to participate in the Texas Roadhouse Management Corp. Stock Option Plan on the same terms and conditions that market partners, kitchen managers and service managers of Texas Roadhouse restaurants owned directly or indirectly by Holdings are entitled to participate in such plan.

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           ARTICLE 15 - REPRESENTATIONS AND WARRANTIES OF THE MEMBERS

      Each Member warrants, represents, agrees and acknowledges upon each issuance of Shares to such Member: (A) that he has adequate means of providing for his own current needs and foreseeable future contingencies, and anticipates no need now or in the foreseeable future to sell his Shares; (B) that he is acquiring his Shares for his own account as a long-term investment and without a present view to make any distribution, resale or fractionalization thereof; (c) that he and his independent counselors have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of the investment involved in his acquisition of his Shares and they have evaluated the same; (D) that he is able to bear the economic risks of such investment; (E) that he and his independent counselors have made such investigation of the Company (including its business prospects and financial condition), had access to all information regarding the Company and had an opportunity to ask all of the questions regarding the Company as they deem necessary to fully evaluate his investment therein; (F) that in connection with his acquisition of the Shares he has been fully informed by his independent counsel as to the applicability of the requirements of the Securities Act of 1933 (the "Securities Act") and all applicable state securities or "blue sky" laws to his Shares; and (G) that he understands that (1) his Shares are not registered under the Securities Act or any state securities law, (2) there is no market for his Shares and that he will be unable to transfer his Shares unless they are so registered or unless the transfer complies with an exemption from such registration (evidence of which must be satisfactory to counsel for the Company), (3) such Shares cannot be expected to be readily transferred or liquidated; and (4) his acquisition of Shares involves a high degree of risk.

                         ARTICLE 16 - TRANSFER OF SHARES

      16.1 TRANSFER OF SHARES. Shares are transferable only on the books of the Company. A Member may not Transfer any or all of his Shares unless he has complied with the provisions of Section 16.3 hereof and has obtained the prior written consent of the Manager, which consent may not be withheld unless such Transfer would violate applicable law or the Transfer is to a Person affiliated with a competitor of the Company or any of its Affiliates; provided, however, that any Member may transfer his Shares to any other Member without the consent of the Manager. The Company may charge a fee, not exceeding the actual and reasonable expenses incurred in such transfer and in no event in excess of $500.00, to defray the cost of effecting the transfer.

      16.2 RECOGNITION BY COMPANY OF TRANSFERS. In the event a holder of Shares Transfers any or all of his Shares, such Transfer shall be recognized by the Company for the purpose of distributing Net Cash Flow, liquidating distributions and returns of capital and allocating Taxable Income and Tax Losses, and any other items in the nature of income, gain, expense or loss, as of the first day of the month following receipt and processing by the Company of a duly executed, acknowledged and certified counterpart of the assigning instrument.

      16.3  RESTRICTIONS ON TRANSFER.

            (a) (i) No Transfer of Shares may be made unless the holder who desires to Transfer his Shares (the "Transferor"), prior to such Transfer, gives the Company written notice of such desire ("Notice of Transfer"), which notice shall specify the number of Shares to be transferred, the identity of the proposed transferee, the purchase price for the Shares and the terms for payment of such price ("Purchase Price"). Any purported Notice of Transfer that does not comply with the requirements of this Section shall be null and void and of no effect hereunder. Upon receipt of a proper Notice of Transfer, the Company or Manager shall thereupon have the right to acquire all of the Transferor's Shares or such number of the Transferor's Shares as is specified in the Notice of Transfer, on terms identical to the Purchase Price or proportionately identical if the Company elects to purchase all of his Shares. In the event the Purchase Price contains terms, which the Company cannot reasonably duplicate, the Company shall have the right to substitute the reasonable cash equivalent thereof.

                  (ii) The Company or Manager shall exercise the right of first refusal contained herein by mailing written notice thereof ("Notice of Election") to the Transferor within thirty (30) days of the date of the receipt of the Notice of Transfer. In the event the Company fails to mail the Notice of Election to the Transferor within such thirty (30) day period, the purchase option contained herein shall lapse. In the event the Company timely exercises the purchase option contained herein, the Company shall mail written notice to the Transferor of whether the Company has elected to purchase all of the Shares of the Transferor or such portion as was specified in the Notice of Transfer, if less; such notice to be mailed within ten (10) days of the mailing of the Notice of Election.

                  (iii) The closing for any purchase hereunder shall be consummated and closed at the Company's principal office on a date and at a time designated by the Company in a notice to the Transferor, provided such consummation and closing date shall occur within sixty (60) days from the date of mailing of the Notice of Election. At such closing the Transferor shall execute and deliver all documents and instruments as are necessary and appropriate to effectuate the transfer of the Transferor's Shares to the Company in accordance with the terms of the Notice of Transfer and the Company shall deliver the Purchase Price. In the event the Transferor has any outstanding debts to the Company, such debts, including any accrued interest, shall be repaid in full from the Purchase Price at closing.

                  (iv) In the event the Company or Manager does not elect pursuant to this Section 16.3(a) to exercise the purchase option specified herein, or in the event the closing for any purchase pursuant to this Section 16.3(a) does not occur within the time limits specified therein, then the Transferor shall be free to transfer the exact number of his Shares as was specified in the Notice of Transfer to the person or entity identified in the Notice of Transfer in exchange for the exact Purchase Price as was specified in the Notice of Transfer, provided, however, that the closing and consummation of such transfer shall occur within one hundred twenty (120) days after the date of mailing of the Notice of Transfer and provided further that such transfer must comply with all other requirements of this Article 16. In the event such transfer is not so closed and consummated within such period, the purchase option granted to the Company in this Section 16.3(a) shall again be exercisable and the Transferor shall make no Transfer of any of his Shares, or any right, title or interest therein, until he has again complied with all terms and provisions of this Article. In the event the Company does not elect pursuant to this Section 16.3(a) to exercise the purchase option contained herein and the Transferor makes a permitted Transfer in compliance with the terms and provisions of this Article, then the person or entity to whom such Shares are transferred shall nevertheless acquire such Shares subject to the restrictions imposed on such Shares under this Article 16 as to further transfers of such Shares, and provided further that any such transferee shall agree in writing to be bound by all terms and provisions of this Agreement.

                  (v) The Company or Manager may assign its right of first refusal under this Section 16.3(a) to the Members other than the Transferor in proportion to their Participating Percentages if the Company does not desire to exercise such right.

            (b) Notwithstanding Section 16.1 hereof, no Transfer of Shares may be made unless such Transfer would not (i) when added to the total of all other Transfers of Shares within the preceding 12 months, result in the Company being considered terminated within the meaning of section 708 of the Code, or (ii) cause the Company to lose its status as a partnership for federal income tax purposes.

            (c) No Transfer shall be recognized if prohibited by law, including the Securities Act and the securities law of any state applicable to the Transfer. The Manager, in its discretion, may require an opinion of the transferor's counsel, satisfactory to the Manager in its discretion, that such Transfer would not violate the Securities Act and the securities law of any state applicable to the Transfer (including any investor suitability standards applicable to the transferee or the Shares to be transferred).

      16.4 ADMISSION OF TRANSFEREES AS MEMBERS. Any transferee of Shares shall become a Member and each admitted Member by his execution of this Agreement does hereby consent to such admission when all of the following conditions are satisfied:

            (a) The fully executed and acknowledged written instrument of transfer has been submitted to the Manager as provided in Section 16.1 hereof;

            (b) The transferor and the transferee have executed and acknowledged such other instruments as the Manager deems necessary or desirable to effect such admission, including (i) an acceptance and adoption by the transferee of all of the terms and provisions of this Agreement through the execution of a counterpart hereof, and (ii) a power-of-attorney, the form and content of which shall be provided by the Manager;

            (c) Any transfer fee, referred to in Section 16.1 hereof, which has been charged has been paid in full;

            (d)   Satisfaction of the restrictions on Transfer contained in
Section 16.3 hereof; and

            (e) This Agreement has been amended to reflect the admission of a Member in accordance with this Agreement and the Act. The Agreement shall be amended no less frequently than the first day of each calendar quarter to admit transferee Members.

      16.5 HOLDERS OF SHARES WHO ARE NOT MEMBERS. A Person who holds Shares but who has not been admitted as a Member as provided in Section 16.4 hereof shall be subject to all of the obligations imposed on Members hereunder and shall be entitled (a) to allocations of Taxable Income and Tax Losses and any other items in the nature of income, gain, expenses and losses as provided in Article 10 hereof, (b) to distributions of Net Cash Flow and liquidating distributions as provided in Article 9 and Section 18.2 hereof, and (c) to Transfer his Shares as provided in Section 16.1 hereof.

      16.6 TERMINATION AS A MEMBER. Upon the Incapacity of an individual Member, his personal representative shall have all the rights of a Member for the purpose of settling or managing his estate or property and such power as the Incapacitated Member possessed to Transfer his Shares as provided in Section
16.1 above. Upon the Incapacity of a Member that is not an individual, the authorized representative of such entity shall have all the rights of a Member for the purpose of effecting the orderly winding up and disposition of the business of such entity, and such power as such entity possessed to Transfer its Shares as provided in Section 16.1 above. No representative described in this
Section 16.6 shall have any power or right to demand or obtain any such Incapacitated Member's share of any Company assets or the value thereof.

      16.7 RIGHT TO VOTE. In the event the approval of the Members shall be required pursuant to any provision of this Agreement or of the Act, a holder of Shares which has been transferred pursuant to Section 16.2 hereof, but for which the transferee thereof has not been admitted as a Member pursuant to Section
16.4 hereof, shall not be entitled to vote thereon and the Shares shall not be counted as Shares then outstanding for purposes of obtaining the requisite approval.

      16.8  TRANSFER BY THE MANAGER; WITHDRAWAL OF THE MANAGER.

            (a) The Manager may Transfer all or a portion of its Shares without obtaining the prior consent of the Members. The transferee shall in the discretion of the Manager become a Manager of the Company. Notice of any transfer shall be given to the Members by the transferring Manager.

            (b) The Members and the transferring Manager agree to execute an amendment to this Agreement and any other documents or instruments in form satisfactory to the Manager such as may be necessary or required by law to recognize such Transfer by the Manager. Pursuant to such amendment the transferee shall accept, adopt and approve in writing all of the terms and provisions of this Agreement.

            (c) The Manager has the power to retire or withdraw from the Company with or without cause at any time.

      16.9 INITIAL PUBLIC OFFERING LOCK-UP. Each Member irrevocably agrees that, without the prior written consent of the Manager or its successor, he will not Transfer any of his Shares or any securities received in exchange for his Shares, for a period of one year after the effective date of the registration statement filed with the Securities and Exchange Commission relating to the initial public offering of any securities of the Manager or the successor of either unless a shorter period is permitted by the Manager or its successor.

      16.10 RIGHT TO DEAL EXCLUSIVELY WITH MEMBERS. For all purposes of this Agreement, the Manager shall be entitled to deal with each Member as the sole party in interest with respect to his Shares in the Company, regardless of any actual knowledge the Manager may have to the contrary; provided, however, that
(a) as to any transferee of Shares of whom the Manager has actual knowledge, the Manager may distribute to such transferee the share of Net Cash Flow, liquidating distributions, or return of the contribution to the capital of the Company, to which his transferor would otherwise be entitled, and (b) a transferee, for federal income tax purposes only and to the extent required by law, shall be a member and charged with the items of income, gain, loss, deduction, or credit to which his transferor would otherwise be entitled.

      16.11 GO ALONG OBLIGATIONS. On or after eighteen (18) months following the opening date of the Restaurant, at any time after the Manager has entered into an agreement to sell substantially all of its assets or common shares to, or merge or otherwise combine with, any entity (the "Public Company") that has made, or entered into an agreement or letter of intent for, a public offering ("Public Offering") of any of the Public Company's capital stock (the "Public Shares") pursuant to a registration statement filed under the Securities Act, the Manager shall have the right (which right shall continue after the Public Offering and which right may be assigned to the Public Company), at its option and election, to (i) require the Company to transfer its assets, subject to its liabilities, to the Public Company in exchange for the right to receive Public Shares, or (ii) to require the Individual Members to exchange their Shares for, or convert their Shares into, Public Shares through a sale, merger or other transaction designated by the Manager or the Public Company (in either case, a "Roll-Up"), and the Company or the Individual Members, as applicable, shall be obligated to transfer such assets, or exchange or convert such Shares for Public Shares, on the following basis:

            A. In a Roll-Up in which the Company will receive Public Shares, the Company shall be entitled to receive 60% of that number of Public Shares that bears the same relationship to the total number of Public Shares that will be outstanding immediately after the Roll-Up (excluding the Public Shares to be issued to the Company and to franchisees of Texas Roadhouse Development Corporation ("Franchisees") that will be acquired in transactions concurrently with the Roll-Up) as the Adjusted Pre-Tax Earnings (as defined below) during the Measurement Period (as defined below) bears to the Public Company Pro Forma Adjusted Pre-Tax Earnings (as defined below) during the Measurement Period, subject to adjustment in accordance with Section 16.11C.

            In a Roll-Up in which the Members will directly receive Public Shares, the Individual Members shall be entitled to receive 57% (i.e., 60% x 95%) of that number of Public Shares that bears the same relationship to the total number of Public Shares that will be outstanding immediately after the Roll-Up (excluding the Public Shares to be issued to the Individual Members and to Franchisees that will be acquired in transactions concurrently with the Roll-Up) as the Individual Members' Adjusted Pre-Tax Earnings (as defined below) during the Measurement Period bears to the Public Company Pro Forma Adjusted Pre-Tax Earnings during the Measurement Period, subject to adjustment in accordance with Section 16.11C. Any Public Shares to be distributed to the Individual Members shall be allocated based on their relative Participating Percentages.

            B.    As used herein,

                  (1) "Adjusted Pre-Tax Earnings" means that amount, as calculated according to GAAP and in the same manner as the pre-tax earnings of other stores operated by the Manager or the Public Company, equal to the store level pre-tax earnings of the Restaurant, (taking into account accrued but unpaid rent), as adjusted by adding back any deductions for management fees, accounting fees and other general and administrative expenses, pre-opening expenses with respect to the Restaurant, interest on Excess Mortgage Debt (as defined in Section 16.11.C) and interest on Equipment Debt (as defined in
Section 16.11.C) and by subtracting the amount, if any, that the total compensation paid to the general manager of the Restaurant, during the measurement period is less than the sum of (a) $45,000 (proportionately adjusted for measurement periods of less than one year), and (b) 10% of the store level pre-tax earnings of the Restaurant, during the measurement period and the amount by which current annualized interest payments (proportionately adjusted for measurement periods of less than one year) on any Mortgage Debt (as defined in
Section 16.11C) incurred since the commencement of the Measurement Period exceeds the actual interest payments made on Mortgage Debt during the Measurement Period (the "Interest Shortfall").

                  (2) "Individual Members' Adjusted Pre-Tax Earnings" means 95% of that amount, as calculated according to GAAP and in the same manner the pre-tax earnings of other as stores operated by the Manager or the Public Company, equal to the store level pre-tax earnings of the Restaurant, (taking into account accrued but unpaid rent), as adjusted by adding back any deductions for management fees, accounting fees and other general and administrative expenses, pre-opening expenses with respect to the Restaurant, interest on Excess Mortgage Debt and interest on Equipment Debt and by subtracting the amount, if any, that the total compensation paid to the general manager of the Restaurant during the measurement period is less than the sum of (a) $45,000 (proportionately adjusted for measurement periods of less than one year) plus
(b) 10% of the store level pre-tax earnings of the Restaurant during the measurement period and the amount of any Interest Shortfall.

                  (3) "Public Company Pro Forma Adjusted Pre-Tax Earnings" means (a) with respect to any Roll-Up occurring after the Public Offering, the pre-tax income of the Public Company, as adjusted by adding back general and administrative expenses, nonrecurring items, and restaurant pre-opening expenses for the Public Company and (b) with respect to any Roll-Up occurring in connection with the Public Offering, the pro forma combined pre-tax income of the Public Company and all Texas Roadhouse restaurant operations (excluding the earnings of all Franchisees whether or not such operations are to be acquired in transactions concurrently with the Roll-Up) to be acquired by the Public Company in connection with the Public Offering (the "Additional Restaurants"), as adjusted by adding back general and administrative expenses, nonrecurring items, and restaurant pre-opening expenses for the Public Company and for the Additional Restaurants and subtracting the earnings attributable to the minority interest in the Company held by the Individual Members.

                  (4) "Measurement Period" means the four full calendar quarters prior to the delivery of the Roll-Up Notice (as defined in Section 16.11.C); provided that, if the Restaurant has been open for five full fiscal months but less than 14 full fiscal months, Adjusted Pre-Tax Earnings or the Individual Members' Adjusted Pre-Tax Earnings as the case may be, shall be calculated on an annualized basis based upon the number of full fiscal months open (excluding the first two full fiscal months open); and further provided that if the Restaurant has not opened or has been open for less than five full fiscal months, then Adjusted Pre-Tax Earnings or the Individual Members' Adjusted Pre-Tax Earnings, as the case may be, shall be deemed to be the simple average adjusted pre-tax earnings (calculated in the same manner as the Adjusted Pre-Tax Earnings of the Company) of all other restaurants owned in whole or in part by the Manager or the Public Company that have been open for the four full calendar quarters prior to the delivery of the Roll-Up Notice.

            C. The Manager or the Public Company shall exercise its right under this Section 16.11 by delivering written notice thereof (the "Roll-Up Notice") to the Company at least twenty (20) days prior to consummation of the Roll-Up. If the Roll-Up Notice is delivered prior to the Public Offering, the Roll-Up shall occur simultaneously with and shall be contingent upon the closing of the Public Offering. The number of Public Shares to be issued to the Company or the Individual Members, as applicable, pursuant to this Section 16.11 shall be reduced by 100%, in the case of the Company, and 95%, in the case of the Individual Members, of the quotient of (1) the sum (the "Adjustment Amount") as of the closing of the Roll-Up of (a) the positive amount (the "Excess Mortgage Debt"), if any, by which (i) all mortgage debt ("Mortgage Debt") secured by the Company's land, building and improvements exceeds (ii) the sum of 85% of the fair market value of the land, building and improvements of the Company secured by the Mortgage Debt, (b) the positive amount, if any, by which the current liabilities of the Company (other than Equipment Debt and Mortgage Debt) exceeds the current assets of the Company, and (c) the amount of any indebtedness secured by equipment owned by the Company ("Equipment Debt"), and (2) the Fair Market Value of the Public Shares. "Fair Market Value" shall mean the initial public offering price of the Public Shares if the Roll-Up occurs on or prior to the Public Offering date or the average closing price of the Public Shares on the five trading days immediately prior to the Roll-Up if the Roll-Up occurs after the Public Offering. In connection with the Roll-Up, the Company and the Individual Members shall execute a Purchase Agreement containing customary terms and all other documents and instruments reasonably necessary, and shall otherwise cooperate fully with the Manager and the Public Company, to effect the Roll-Up.

            D.    The following calculation demonstrates the foregoing formula:

                  (1)   ASSUMPTIONS:

                        (A)   Public Company Pro Forma Adjusted Pre-Tax Earnings
                              - $20,000,000

                        (B)   Adjusted Pre-Tax Earnings of the Company -
                              $500,000

                        (C) Individual Members' Adjusted Pre-Tax Earnings = $500,000 x 95% = $475,000.

                        (D) Total outstanding Public Shares immediately after the Roll-Up - 10,000,000

                        (E)   Mortgage Debt - $900,000

                        (F) Fair market value of the Company's land, building and improvements - $1,000,000

                        (G)   Current liabilities - $120,000

                        (H)   Current assets - $100,000

                        (I)   Equipment Debt - $100,000

                        (J)   Fair Market Value of Public Shares - $20.00

                  (2)   CALCULATION WHERE PUBLIC SHARES ARE ISSUED TO THE
                        COMPANY:

                        I. Ratio of Adjusted Pre-Tax Earnings of the Company to the Public Company Pro Forma Adjusted Pre-Tax Earnings during the Measurement Period: $500,000 / $20,000,000 = 2.5%

                        II.   Excess Mortgage Debt - $900,000 - ($1,000,000 x
                              85%) = $50,000

                        III. Current Liabilities - Current Assets - $120,000 - $100,000 = $20,000

                        IV.   Equipment Debt - $100,000

                        V. Reduction in Public Shares - ($50,000 + $20,000 + $100,000) / $20.00 = 8,500

                        VI. Number of Public Shares to be received by the Company - (10,000,000 x 2.5% x 60%) - 8,500 =
                              141,500

                        VII.  Allocation of Public Shares

                              Manager - 5% x 141,500 = 7,075
                              Individual Members - 95% x 141,500 = 134,425

                  (3) CALCULATION WHERE PUBLIC SHARES ARE ISSUED TO THE INDIVIDUAL MEMBERS:

                        I. Ratio of Individual Members Adjusted Pre-Tax Earnings of the Company to the Public Company Pro Forma Adjusted Pre-Tax Earnings during the Measurement Period: $475,000 / $20,000,000 =
                              2.375%

                        II.   Excess Mortgage Debt - $900,000 - ($1,000,000 x
                              85%) = $50,000

                        III. Current Liabilities - Current Assets - $120,000 - $100,000 = $20,000

                        IV.   Equipment Debt - $100,000

                        V. Reduction in Public Shares - ($50,000 + $20,000 + $100,000) x 95% / $20.00 = 8,075

                        VI. Number of Public Shares to be received by the Individual Members - (10,000,000 x 2.375% x 60%) -
                              8,075 = 134,425

      16.12 CO-SALE OBLIGATIONS UPON THE SALE OF THE MANAGER. In the event that the Manager or the Public Company (as applicable, the "Seller") or the shareholders of the Seller enters into an agreement ("Sale Agreement") for the sale of the Manager or its shares or assets to, or the merger of the Seller with and into, any person (an "Unaffiliated Buyer") who is unaffiliated with the Seller (a "Sale"), then the Seller shall have the right to require the sale of all of the Shares held by the Individual Members to, or the merger of the Company with and into, such Unaffiliated Buyer. To exercise such co-sale rights, the Seller must deliver written notice (the "Sale Notice") to the Individual Members within 15 days of the date the Sale Agreement is executed. Such sale by the Individual Members shall be on the same terms and conditions as are applicable to the Seller except that the consideration to be paid to the Individual Members shall collectively be equal to 57% (i.e., 60% x 95% of the consideration that bears the same relationship to the total consideration to be received by the Seller or the shareholders of the Seller in connection with the transaction as the Adjusted Pre-Tax Earnings (as defined in Section 16.11B) of the Company during the Sale Measurement Period (as defined below) bears to the Seller Pro Forma Adjusted Pre-Tax Earnings (as defined below) during the Sale Measurement Period. The consideration to be distributed to the Individual Members shall be allocated based on their relative Participating Percentages.

      "Seller Pro Forma Adjusted Pre-Tax Earnings" means the pre-tax income of the Seller, as adjusted by adding back general and administrative expenses, nonrecurring items and restaurant pre-opening expenses for the Seller.

      "Sale Measurement Period" shall mean the four full calendar quarters preceding the execution of the Sale Agreement; provided that, if the Restaurant has been open for five full fiscal months but less than fourteen full fiscal months, the Adjusted Pre-Tax Earnings of the Company shall be calculated on an annualized basis based upon the number of full fiscal months open (excluding the first two full fiscal months open); and further provided that if the Restaurant has not opened or has been open for less than five full fiscal months, then Adjusted Pre-Tax Earnings shall be deemed to be the simple average adjusted pre-tax earnings (calculated in the same manner as the Adjusted Pre-Tax Earnings of the Company) of all other restaurants owned in whole or in part by the Seller that have been open for the four full calendar quarters prior to the delivery of the Sale Notice.

      The consideration to be paid to the Individual Members pursuant to this
Section 16.13 shall be reduced by 95% of the Adjustment Amount. In connection with the Sale, the Individual

Members shall execute such agreements containing customary terms and all other documents and instruments reasonably necessary, and shall otherwise cooperate fully with the Seller to effect the Sale.

            D.    The following calculation demonstrates the foregoing formula:

                  (1)   ASSUMPTIONS:

                        (A) Seller Pro Forma Adjusted Pre-Tax Earnings - $20,000,000

                        (B)   Adjusted Pre-Tax Earnings of the Company -
                              $500,000

                        (C) Total consideration to be paid to the Seller - $200,000,000

                        (D)   Mortgage Debt - $900,000

                        (E) Fair market value of the Company's land, building and improvements - $1,000,000

                        (F)   Current liabilities - $120,000

                        (G)   Current assets - $100,000

                        (H)   Equipment Debt - $100,000

                  (2)   CALCULATION:

                        I. Ratio of Adjusted Pre-Tax Earnings of the Company to the Seller Pro Forma Adjusted Pre-Tax Earnings of the Public Company during the Measurement
                              Period: $500,000 / $20,000,000 = 2.5%

                        II.   Excess Mortgage Debt - $900,000 - ($1,000,000 x
                              85%) = $50,000

                        III. Current Liabilities - Current Assets - $120,000 - $100,000 = $20,000

                        IV.   Equipment Debt - $100,000

                        V. Reduction in Consideration = $50,000 + $20,000 + $100,000 = $170,000

                        VI. Consideration to be received by the Individual Members - (($200,000,000 x 2.5% x 60%) - $170,000)
                              x 95% = $2,688,500

      16.13 OTHER TRANSACTIONS. Except as contemplated by Section 16.11 or
Section 16.12, the Seller shall have the authority to cause the sale of the Company to, or the merger of the Company into, an Unaffiliated Buyer without the consent of any other holders of Shares regardless of the consideration to be paid to such holders or to the Company in such transaction.

                     ARTICLE 17 - DISSOLUTION OF THE COMPANY

      The happening of any one of the following events, as provided below, shall cause a dissolution of the Company:

            (a) Upon the sale or other disposition of all or substantially all of the assets of the Company;

            (b) Upon the written consent by all of the Members authorizing the dissolution of the Company; or

            (c)   Upon the expiration of the Company's term pursuant to
Article 7.

      Except as provided in this Article 17, no event of disassociation of a Member or a Manager under the Act or event of dissolution under the Act shall cause a dissolution of the Company. Notwithstanding anything in this Agreement to the contrary, if an impending event of disassociation of a Member will result in there being only one remaining Member of the Company and such remaining Member desires to continue the business of the Company, then the Company shall admit an additional Member to the Company, on such terms and conditions as are determined by such remaining Member, effective as of the occurrence of the event of disassociation of the second Member from the Company.

                ARTICLE 18 - CONFIDENTIALITY AND NON-COMPETITION

      18.1 CONFIDENTIALITY. Each Member hereby covenants, agrees and acknowledges as follows:

            (a) Each Member's ownership of Shares hereunder creates a relationship of confidence and trust between the Member and the Company with respect to certain information pertaining to the business of the Company and its Affiliates or pertaining to the business of any supplier to the Company or its Affiliates which may be made known to the Member by the Company or any of its Affiliates or by any supplier to the Company or any of its Affiliates or learned by the Member during the period of his ownership of Shares.

            (b) Each Member agrees that he will not without the prior written consent of the Manager use for his benefit or disclose at any time while a Member, or thereafter, except to the extent required by the performance by him of any duties he may have as an employee of the Company, any information obtained or developed by him while a Member of the Company with respect to any actual or potential suppliers, products, services, employees, financial affairs, applications or methods of marketing, service or procurement of the Company or any of its Affiliates, or any confidential matter regarding the business of the Company or any of its Affiliates that, except information that at the time is generally known to the public other than as a result of disclosure by him not permitted hereunder (collectively, "Confidential Information").

            (c) Each Member agrees that when he ceases to be a member of the Company, such Member shall forthwith return to the Company all documents and papers relating to Confidential Information and other physical property in his possession belonging to the Company or any of its Affiliates.

      18.2  COMPETITION, ETC. While a Member of the Company:

            (a) Each Member will not make any statement or perform any act intended to advance an interest of any existing or prospective competitor of the Company or any of its Affiliates in any way that will or may injure an interest of the Company or any of its Affiliates in its relationship and dealings with existing or potential suppliers or customers, or solicit or encourage any employee of the Company or any of its Affiliates to do any act that is disloyal to the Company or any of its Affiliates, inconsistent with the interest of the Company or any of its Affiliate's interests or in violation of any provision of this Agreement;

            (b) Each Member will not make any statement or perform any act intended to cause any existing or potential customers or clients of the Company or any of its Affiliates to make use of the services or purchase the products of any existing or future business in which the Member has or expects to acquire a proprietary interest or in which the Member is or expects to be made an employee, officer, director, manager, consultant, independent contractor, advisor or otherwise, if such services or products in any way compete with the services or products sold or provided or expected to be sold or provided by the Company or any of its Affiliates to any existing or potential customer or client;

            (c) Each Member will not directly or indirectly (as an employee, officer, director, manager, consultant, independent contractor, advisor or otherwise) engage in competition with, or acquire any proprietary interest in, perform any services for, lend his name to, participate in or be connected with any steakhouse restaurant located within 30 miles of a Texas Roadhouse restaurant.

            (d) Each Member will not directly or indirectly solicit for employment, or advise or recommend to any other person that they employ or solicit for employment, any employee of the Company or any of its Affiliates; and

      In connection with the foregoing provisions of this Section 18.2, each Member represents that his experience, capabilities and circumstances are such that such provisions will not prevent him from earning a livelihood. Each Member further agrees that the limitations set forth in this Section 18.2 (including, without limitation, any time or territorial limitations) are reasonable and properly required for the adequate protection of the businesses of the Company and its Affiliates.

      For purposes of this Section 18.2, proprietary interest in a business is ownership, whether through direct or indirect stock holdings or otherwise, of one percent (1%) or more of such business. Each Member shall be deemed to expect to acquire a proprietary interest in a business or to be made an employee, officer, director, manager, consultant, independent contractor, advisor or otherwise of such business if such possibility has been discussed with any officer, director, employee, agent, or promoter of such business.

      18.3 APPLICATION TO EQUITY OWNERS. For purposes of this Article 18, the term "Member" shall be deemed to refer to any equity owner of any entity that beneficially owns any Shares.

         ARTICLE 19 - WINDING UP; LIQUIDATING DISTRIBUTIONS; TERMINATION

      19.1 WINDING UP. In the event of the dissolution of the Company for any reason, then the Manager shall commence to wind up the affairs of the Company and to liquidate the Company's assets. The Members shall continue to share profits and losses during the period of liquidation in accordance with Article
10. The Manager shall determine whether the Company's assets are to be sold or distributed to the Members in dissolution of the Company. If the Company's assets are distributed to the Members, then all such assets shall be valued at their then fair market value as determined by the Manager and the difference, if any, of such fair market value over (or under) the adjusted basis of such assets to the Company shall be credited (or charged) to the Capital Accounts of the Members in accordance with Article 10. Fair market value shall be used for purposes of determining the amount of any distribution to a Member pursuant to
Section 18.2.

      19.2 LIQUIDATING DISTRIBUTIONS. Subject to the right of the Manager to set up such cash reserves as may be deemed reasonably necessary for any contingent or unforeseen liabilities or obligations of the Company, the proceeds of the liquidation and any other funds of the Company shall be distributed to:

            (a) Creditors, in the order of priority as provided by law; including, to the extent permitted by law, Members who are creditors;

            (b) The Members as creditors, to the extent they did not receive distributions pursuant to Section 18.2(a), and to Members in satisfaction of the Company's liability for distributions under KRS 275.210; and

            (c) The Members in proportion to their respective Capital Accounts AFTER adjustment for gain or loss with respect to the disposition of the Company's assets incident to the dissolution of the Company and the winding up of its affairs, whether or not the distribution occurs prior to the dissolution of the Company.

      19.3 RIGHTS OF THE MEMBERS. Each Member shall look solely to the Company's assets for all distributions with respect to the Company, his Capital Contribution (including the return thereof), and share of profits, and shall have no recourse therefor (upon dissolution or otherwise) against any other Member.

      19.4 TERMINATION. Upon complete liquidation of the Company and distribution of all Company funds, the Company shall terminate.

                     ARTICLE 20 - SPECIAL POWER OF ATTORNEY

      20.1 GRANTING OF POWER OF ATTORNEY. Concurrently with the execution of written acceptance and adoption of the provisions of this Agreement, each Member grants to the

Manager a special power of attorney constituting and appointing the Manager as the attorney-in-fact for such Member, with power and authority to act in his name and on his behalf to approve, execute, acknowledge and swear to in the execution, acknowledgment and filing of documents required for the operation of the Company or for the Company to take any action contemplated by this Agreement, which shall include, by way of illustration but not of limitation, the following:

            (a) Any separate articles or certificates of limited liability company, as well as any amendments to the foregoing which, under the laws of the Commonwealth of Kentucky or the laws of any other state, are required to be filed or which the Manager deems to be advisable to file;

            (b) Any instruments or documents necessary to effect a transfer of Shares held by any Member or sale of the Company's assets pursuant to Article 16 of this Agreement or to evidence a Member's consent to any transaction contemplated by Article 16;

            (c) Any other instrument or document which may be required to be filed by the Company under the laws of any state or by any governmental agency, or which the Manager deems advisable to file; and

            (d) Any instrument or document which may be required to effect the continuation of the Company, the admission of an additional or substituted Member, or the dissolution and termination of the Company (provided such continuation, admission or dissolution and termination are in accordance with the terms of this Agreement).

      20.2 NATURE OF POWER OF ATTORNEY. The special power of attorney to be concurrently granted by each Member:

            (a) Is a special power of attorney coupled with an interest, is irrevocable, shall survive the death or dissolution of the granting Member, and is limited to those matters herein set forth;

            (b) May be exercised by the Manager acting alone for each Member by a facsimile signature of the Manager or by listing all of the Members executing any instrument with a single signature of the Manager acting as an attorney-in-fact for all of them; and

            (c) Shall survive an assignment by a Member of all or any portion of such Member's Shares except that, where the assignee of Shares owned by a Member has been approved by the Members for admission to the Company as a substituted Member, the special power of attorney shall survive such assignment for the sole purpose of enabling the Manager to execute, acknowledge and file any instrument or document necessary to effect such substitution.

                           ARTICLE 21 - MISCELLANEOUS

      21.1 NOTICES. All notices, approvals, consents and demands required or permitted under this Agreement shall be in writing and sent by hand delivery, facsimile, overnight mail, certified mail or registered mail, postage prepaid, to the Members and the Manager at their addresses as shown from time to time on the records of the Company, and shall be deemed given when delivered by hand delivery, transmitted by facsimile or mailed by overnight, certified or registered mail. Any Member or the Manager may specify a different address by notifying the other Members and the Manager and the Company in writing of the different address.

      21.2 GOVERNING LAW. This Agreement and the rights of the parties to this Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Kentucky, without regard to or application of its conflicts of law principles.

      21.3 BENEFIT AND BINDING EFFECT. Except as otherwise specifically provided in this Agreement, this Agreement shall be binding upon and shall inure to the benefit of the parties to this Agreement, and their legal representatives, heirs, administrators, executors, successors and permitted assigns. Except as otherwise specifically provided in this Agreement, the Manager may not assign his rights and obligations under this Agreement to any Person other than an Affiliate of, or successor to, the Manager without the unanimous consent of the Members.

      21.4 PRONOUNS AND NUMBER. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, feminine or neuter gender shall include the masculine, feminine and neuter gender.

      21.5 HEADINGS; ANNEXES AND SCHEDULES. The headings contained in this Agreement are inserted only as a matter of convenience, and in no way define, limit or extend the scope or intent of this Agreement or any provision of this Agreement. The Annexes to this Agreement are incorporated into this Agreement by this reference and expressly made a part of this Agreement.

      21.6 PARTIAL ENFORCEABILITY. If any provision of this Agreement, or the application of any provision to any Person or circumstance, shall be held invalid, illegal or unenforceable, then the remainder of this Agreement, or the application of that provision to Persons or circumstances other than those with respect to which it is held invalid, illegal or unenforceable, shall not be affected thereby.

      21.7 PREVIOUS AGREEMENTS. This Agreement shall supersede all previous agreements of the parties to this Agreement with respect to the matters to which this Agreement pertains other than the Franchise Agreement. In the event of a conflict between this Agreement and the Franchise Agreement, the terms of the Franchise Agreement shall prevail.

      21.8 CERTIFICATES. Shares in the Company may be evidenced by certificates.

      21.9 ENFORCEMENT. In the event of a breach or threatened breach by a Member or the Manager of any of the provisions of this Agreement, the Company shall be entitled to obtain a temporary restraining order and temporary and permanent injunctive relief without the necessity of proving actual damages by reason of such breach or threatened breach, and to the extent permissible under the applicable statutes and rules of procedure, a temporary injunction or restraining order may be granted immediately upon the commencement of any such suit and without notice. Nothing in this Agreement may be construed as prohibiting the Company from pursuing any other remedy or remedies, including without limitation, the recovery of damages. The Company shall have the right to set off any such damages against any amounts otherwise payable by it to the Member or the Manager under this Agreement or otherwise. Each Member and the Manager further covenants and agrees to indemnify and hold the Company harmless from and against all costs and expenses, including legal or other professional fees and expenses incurred by the Company in connection with or arising out of any proceeding instituted by the Company against the Member or the Manager to enforce the terms and provisions of this Agreement if the Company is successful in whole or in part in such proceeding.

      21.10 SCOPE. If any one or more of the provisions of this Agreement shall for any reason be held to be excessively broad as to time, duration, geographical scope, activity, or subject, each such provision shall be construed, by limiting and reducing it, so as to be enforceable to the extent compatible with applicable law then in force.

      21.11 NO WAIVER. No waiver by any party to this Agreement at any time of a breach by any other party of any provision of this Agreement to be performed by such other party shall be deemed a waiver of any similar or dissimilar provisions of this Agreement at the same or any prior or subsequent time.

      21.12 AMENDMENTS. Any amendments to this Agreement or the Articles of Organization shall be in writing and shall be approved by Members holding more than 50% of the Participating Percentages, except that any amendment materially affecting the rights or obligations of any group of Members shall require the consent of the holders of more than 50% of the Participating Percentages of such Members.

      21.13 NO THIRD PARTY BENEFICIARY. The rights of the Manager under Sections
16.11 through 16.13 may be assigned to the Public Company. Except for the Public Company, it is specifically agreed between the parties executing this Agreement that it is not intended by any of the provisions of the Agreement to make the public, or any member thereof, a third party beneficiary under this Agreement, or to authorize anyone not a party to this Agreement to maintain a suit for damages pursuant to the terms or provisions of this Agreement. The duties, obligations, and responsibilities of the parties to this Agreement with respect to third parties shall remain as imposed by law.

      21.14 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

      21.15 PARTITION. The Members agree that the Company's assets are not and will not be suitable for partition. Accordingly, each of the Members irrevocably waives any and all right such Member may have to maintain any action for partition of any of the Company's assets. No Member shall have any right to any specific assets of the Company upon the liquidation of, or any distribution from, the Company.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                              TEXAS ROADHOUSE HOLDINGS LLC
                              By:  WKT Restaurant Corp., Manager

                              ---------------------------------------------
                              By:
                                 ------------------------------------------

                               SIGNATURE PAGE FOR
             OPERATING AGREEMENT OF ___________________________, LLC


                ------------------------------------------------


                ------------------------------------------------


                ------------------------------------------------


                ------------------------------------------------


                ------------------------------------------------


                ------------------------------------------------

                         ANNEX A TO OPERATING AGREEMENT

MEMBER NAME                          CAPITAL                     CAPITAL
AND ADDRESS                        CONTRIBUTION       SHARES     ACCOUNT
--------------------------------------------------------------------------
Texas Roadhouse Holdings LLC
6040 Dutchmans Lane
Suite 400
Louisville, KY 40205

                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                           ---------------------------


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                                TABLE OF CONTENTS

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
Article 1 - FORMATION..........................................................................................1
Article 2 - NAME...............................................................................................1
Article 3 - DEFINITIONS........................................................................................1
Article 4 - BUSINESS OF THE PARTNERSHIP........................................................................3
Article 5 - THE PARTNERS.......................................................................................3
        5.1    INITIAL PARTNERS................................................................................3
        5.2    ADDITIONAL PARTNERS.............................................................................3
        5.3    AUTHORITY AND POWER OF LIMITED PARTNERS.........................................................4
        5.4    NO LIABILITY OF PARTNERS........................................................................4
        5.5    TITLE TO PROPERTY...............................................................................4
        5.6    REMOVAL OF PARTNERS.............................................................................4
        5.7    REMOVAL OR WITHDRAWAL OF GENERAL PARTNER........................................................4
Article 6 - PRINCIPAL OFFICE...................................................................................4
Article 7 - TERM...............................................................................................5
Article 8 - CAPITAL AND CONTRIBUTIONS..........................................................................5
        8.1    INITIAL CONTRIBUTIONS...........................................................................5
        8.2    ADDITIONAL CONTRIBUTIONS........................................................................5
        8.3    INTEREST ON CAPITAL.............................................................................5
        8.4    CAPITAL ACCOUNTS................................................................................5
        8.5    WITHDRAWAL AND RETURN OF CAPITAL................................................................5
        8.6    REVALUATION OF PARTNERSHIP PROPERTY.............................................................5
Article 9 - DISTRIBUTIONS......................................................................................6
        9.1    DISTRIBUTIONS TO THE PARTNERS...................................................................6
        9.2    TIMING OF DISTRIBUTIONS.........................................................................6
Article 10 - ALLOCATION OF PROFITS AND LOSSES FOR TAX PURPOSES.................................................6
        10.1   ALLOCATIONS TO THE PARTNERS GENERALLY...........................................................6
        10.2   LIMITATION ON LOSSES............................................................................6
        10.3   QUALIFIED INCOME OFFSET.........................................................................6
        10.4   MINIMUM GAIN CHARGEBACK.........................................................................7
        10.5   CURATIVE ALLOCATIONS............................................................................7
        10.6   NO RESTORATION OF DEFICIT CAPITAL ACCOUNTS......................................................7
        10.7   CONTRIBUTED PROPERTY............................................................................7
        10.8   DIVISION AMONG PARTNERS.........................................................................7
Article 11 - BOOKS OF ACCOUNT, RECORDS AND REPORTS.............................................................8
        11.1   RESPONSIBILITY FOR BOOKS OF ACCOUNT AND RECORDS.................................................8
        11.2   REPORTS TO THE PARTNERS.........................................................................8
        11.3   ADDITIONAL REPORTS..............................................................................8
Article 12 - FISCAL YEAR.......................................................................................8
Article 13 - THE PARTNERSHIP'S FUNDS...........................................................................9
Article 14 - MANAGEMENT OF THE PARTNERSHIP.....................................................................9
        14.1   AUTHORITY OF THE GENERAL PARTNER................................................................9
        14.2   TIME DEVOTED TO THE PARTNERSHIP; OTHER ACTIVITIES..............................................10
        14.3   LOANS TO OR BY THE GENERAL PARTNER.............................................................10
        14.4   LIABILITY OF THE GENERAL PARTNER...............................................................10
        14.5   INDEMNIFICATION OF THE GENERAL PARTNER.........................................................11
        14.6   RIGHT OF THIRD PARTIES TO RELY ON AUTHORITY OF THE GENERAL PARTNER.............................11
        14.7   RELATED PARTY TRANSACTIONS.....................................................................12
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
        14.8   OTHER MATTERS CONCERNING THE GENERAL PARTNER...................................................13
        14.9   LIMITATIONS ON AUTHORITY.......................................................................13
        14.10  OFFICERS.......................................................................................13
        14.11  UNIT OPTIONS...................................................................................14
Article 15 - REPRESENTATIONS AND WARRANTIES OF THE PARTNERS...................................................14
Article 16 - TRANSFER OF UNITS................................................................................14
        16.1   TRANSFER OF UNITS..............................................................................14
        16.2   RECOGNITION BY PARTNERSHIP OF TRANSFERS........................................................14
        16.3   RESTRICTIONS ON TRANSFER.......................................................................15
        16.4   ADMISSION OF TRANSFEREES AS PARTNERS...........................................................17
        16.5   HOLDERS OF UNITS WHO ARE NOT PARTNERS..........................................................17
        16.6   TERMINATION AS A PARTNER.......................................................................17
        16.7   RIGHT TO VOTE..................................................................................17
        16.8   TRANSFER BY THE GENERAL PARTNER; WITHDRAWAL OF THE GENERAL PARTNER.............................18
        16.9   INITIAL PUBLIC OFFERING LOCK-UP................................................................18
        16.10  RIGHT TO DEAL EXCLUSIVELY WITH PARTNERS........................................................18
        16.11  GO-ALONG OBLIGATIONS...........................................................................18
        16.12  CO-SALE OBLIGATIONS............................................................................23
        16.13  OTHER TRANSACTIONS.............................................................................24
Article 17 - DISSOLUTION OF THE PARTNERSHIP...................................................................25
Article 18 - CONFIDENTIALITY AND NON-COMPETITION..............................................................25
        18.1   CONFIDENTIALITY................................................................................25
        18.2   COMPETITION, ETC...............................................................................26
        18.3   APPLICATION TO EQUITY OWNERS...................................................................27
Article 19 - WINDING UP; LIQUIDATING DISTRIBUTIONS; TERMINATION...............................................27
        19.1   WINDING UP.....................................................................................27
        19.2   LIQUIDATING DISTRIBUTIONS......................................................................27
        19.3   RIGHTS OF THE PARTNERS.........................................................................27
        19.4   TERMINATION....................................................................................27
Article 20 - SPECIAL POWER OF ATTORNEY........................................................................28
        20.1   GRANTING OF POWER OF ATTORNEY..................................................................28
        20.2   NATURE OF POWER OF ATTORNEY....................................................................28
Article 21 - MISCELLANEOUS....................................................................................29
        21.1   NOTICES........................................................................................29
        21.2   GOVERNING LAW..................................................................................29
        21.3   BENEFIT AND BINDING EFFECT.....................................................................29
        21.4   PRONOUNS AND NUMBER............................................................................29
        21.5   HEADINGS; ANNEXES AND SCHEDULES................................................................29
        21.6   PARTIAL ENFORCEABILITY.........................................................................29
        21.7   PREVIOUS AGREEMENTS............................................................................29
        21.8   CERTIFICATES...................................................................................29
        21.9   ENFORCEMENT....................................................................................30
        21.10  SCOPE..........................................................................................30
        21.11  NO WAIVER......................................................................................30
        21.12  AMENDMENTS.....................................................................................30
        21.13  NO THIRD PARTY BENEFICIARY.....................................................................30
        21.14  COUNTERPARTS...................................................................................30
        21.15  PARTITION......................................................................................31
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                        AGREEMENT OF LIMITED PARTNERSHIP
                         OF ____________________________

      This is an Agreement of Limited Partnership of __________________________ (the "Partnership"), dated as of ________________, among Texas Roadhouse Holdings LLC (referred to as "Holdings" or "General Partner"), and the persons listed on Annex A hereto (each a "Limited Partner" and collectively with Holdings the "Partners").

                              ARTICLE 1 - FORMATION

      The Partners hereby confirm the prior formation of the Partnership pursuant to the Kentucky Uniform Limited Partnership Act, effective as of the filing of the Partnership's Certificate of Limited Partnership with the Kentucky Secretary of State. The Partners hereby ratify and approve the filing of the Partnership's Certificate of Limited Partnership, the receipt of the form of which each Partner hereby acknowledges. The Partners shall from time to time execute or cause to be executed all such certificates or other documents or cause to be done all such filing, recording, publishing or other acts as may be necessary or appropriate to comply with the requirements for the formation and operation of a limited partnership under the Act. The rights and duties of the Partners shall be as provided in the Act, except as modified by this Agreement. The Partnership shall also be qualified to do business in such other states as the General Partner from time to time deems appropriate.

                                ARTICLE 2 - NAME

      The business of the Partnership shall be conducted under the name "____________________________"

                             ARTICLE 3 - DEFINITIONS

      The following terms and phrases used in this Agreement shall have the following meanings:

      "ACT" shall mean the Kentucky Uniform Limited Partnership Act, KRS Chapter
362.401 ET. SEQ.

      "AFFILIATE" or a Person "AFFILIATED WITH" a Partner or other specified Person (collectively referred to as the "SPECIFIED PERSON") shall mean (i) a person that directly, or indirectly through one or more intermediaries, or in combination with any other Partner, controls or is controlled by, or is under the control of the Partner or other Specified Person; (ii) a Person of which the Partner or other Specified Person is an officer, director, member or partner or is the beneficial owner of 10% or more of any class of equity security or interest; (iii) any trust or estate in which the Partner or other Specified Person has a beneficial interest or as to which the Partner or other Specified Person serves as a trustee or in another fiduciary capacity; and (iv) any spouse, parent, child, brother or sister of the Partner or other Specified Person. The term "CONTROL" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership, by contract or otherwise.

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      "AGREEMENT" shall mean this Agreement of Limited Partnership, as amended, modified or supplemented from time to time.

      "CAPITAL ACCOUNT" shall mean the individual account maintained for each Partner by the Partnership, calculated pursuant to Section 8.4.

      "CAPITAL CONTRIBUTION" shall mean the money and the fair market value of property (net of liabilities assumed by the Partnership or to which the property is subject) contributed to the Partnership by a Partner, and as set forth on ANNEX A. ANNEX A shall set forth the agreed upon fair market value of each of the assets (other than cash) contributed to the capital of the Partnership as determined by the contributing Partner and the Partnership.

      "CODE" or "IRC" shall mean the Internal Revenue Code of 1986, as amended, modified or rescinded from time to time, or any similar provision of succeeding law.

      "GENERAL PARTNER" shall mean Texas Roadhouse Holdings LLC and its successors and assigns.

      "INCAPACITY" or "INCAPACITATED" shall mean the adjudicated incompetency or death of an individual Partner, or dissolution of the entity comprising any Partner.

      "INTEREST" shall mean the entire ownership interest (which may, either for his Capital Account or for his share of Taxable Income and Tax Losses, be expressed as a percentage) of a Partner in the Partnership, including the rights and obligations of the Partner under this Agreement and the Act.

      "LIMITED PARTNER" shall mean those Partners identified as Limited Partners as set forth on Annex A and any other Person who executes this Agreement as a Limited Partner.

      "NET CASH FLOW" shall mean, with respect to any period, all cash revenues of the Partnership from business operations during that period (including, without limitation, interest or other earnings on the funds of the Partnership) LESS the sum of the following to the extent made from those cash revenues:

            (i) All principal and interest payments on any indebtedness of the Partnership, including loans made by the General Partner pursuant to Section 14.3;

            (ii) All cash expenses incurred incident to the operation of the Partnership's business; and

            (iii) Funds set aside as reserves for contingencies, working capital, debt service, taxes, insurance or other costs and expenses incident to the conduct of the Partnership's business which the General Partner deems reasonably necessary or appropriate.

      "PARTNERS" means both the General Partner and the Limited Partners.

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      "PARTICIPATING PERCENTAGE" for any Partner shall mean the number of Shares held by such Person divided by the number of outstanding Shares. Distributions or allocations made in proportion to or in accordance with the Participating Percentages of the Partners shall be based upon relative Participating Percentages as of the record date for distributions and in accordance with IRC Sections 706(c) and (d).

      "PERSON" shall mean an individual, corporation, partnership, limited liability company, joint stock company, trust, association, unincorporated entity, or any division thereof.

      "SHARES" shall mean the units (a) in which interests in the Partnership's Net Profits, Net Losses and Distributions allocated to Partners are divided, and
(b) in which the right to vote on, or consent to, or otherwise participate in, any decision or action by the Partners granted pursuant to this Agreement or the Act are divided.

      "TAXABLE INCOME" and "TAX LOSSES," respectively, shall mean the net income or net losses of the Partnership as determined for federal income tax purposes, and all items required to be separately stated by IRC Sections 702 and 703 and the Treasury Regulations promulgated thereunder.

      "TRANSFER" shall mean any sale, transfer, encumbrance, gift, donation, assignment, pledge, hypothecation, or other disposition, whether voluntary or involuntary, and whether during the lifetime of the Person involved or upon or after his death, including, but not limited to, any transfer by operation of law, by court order, by divorce decree, by judicial process, or by foreclosure, levy, or attachment.

                     ARTICLE 4 - BUSINESS OF THE PARTNERSHIP

      The business of the Partnership shall be to own and operate a franchise casual steakhouse restaurant (the "Restaurant") known as Texas Roadhouse which will be located in __________, Texas, and carrying on any and all activities related thereto, including entering into a Franchise Agreement with Texas Roadhouse Development Corporation (the "Franchise "Agreement"). The Partnership's business shall be only as specified in this Article 4. Except as otherwise provided in this Agreement, the Partnership shall not engage in any other activity or business and no Limited Partner shall have any authority to hold himself out as a general agent of the Partnership in any other business or activity.

                            ARTICLE 5 - THE PARTNERS

      5.1 INITIAL PARTNERS. The names, business addresses and Share ownership of the Partners are set forth on ANNEX A.

      5.2 ADDITIONAL PARTNERS. The General Partner may admit additional Partners from time-to-time at the discretion of the General Partner, upon the terms and for the consideration determined by the General Partner; provided, however, the admission of any additional Partner shall not reduce the Participating Percentage of any existing Partner without that existing

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Partner's consent. ANNEX A shall be amended to reflect any changes in the
Partnership's ownership. A prerequisite to admission to partnership in this Partnership shall be the written agreement by the additional Partner to be bound by the terms of this Agreement.

      5.3 AUTHORITY AND POWER OF LIMITED PARTNERS. No Limited Partner shall have the power or authority to bind the Partnership. Actions of the Partners shall be taken by the affirmative vote of Partners holding a majority of the Participating Percentages, unless otherwise provided in this Agreement. The vote requirement in the preceding sentence shall supersede any unanimous vote requirement set forth in the Act. Action of the Partners may be taken at a meeting or by written action of the Partners holding a majority of the Participating Percentages. Meetings may be called by any Partner upon at least three business days prior written notice to the other Partners. Notice may also be communicated in person by telephone. Meetings may be held by any means of communication by which all Partners participating may simultaneously hear each other during the meeting.

      5.4 NO LIABILITY OF PARTNERS. No Partner shall have personal liability for the obligations or liabilities of the Partnership unless such Partner agrees to assume such personal liability pursuant to a written agreement with a third party. Except as otherwise specifically provided in this Agreement, no Partner, after his admission to the Partnership, shall be obligated to contribute additional funds or property, or loan money, to the Partnership.

      5.5 TITLE TO PROPERTY. All real and personal property owned by the Partnership shall be owned by the Partnership as an entity and no Partner shall have any ownership interest in such property in his individual name or right, and each Partner's interest in the Partnership shall be personal property for all purposes. Except as otherwise provided in this Agreement, the Partnership shall hold all of its real and personal property in the name of the Partnership and not in the name of any Partner.

      5.6 REMOVAL OF PARTNERS. Except as provided in Article 16, no Partner shall be removed from partnership in the Partnership without such Partner's consent.

      5.7 REMOVAL OR WITHDRAWAL OF GENERAL PARTNER. The Limited Partners shall have no right to remove the General Partner or to terminate any of the General Partner's management powers, duties or responsibilities. The General Partner shall have the power and the right to withdraw from the Partnership with or without cause at any time without liability to the Limited Partners.

                          ARTICLE 6 - PRINCIPAL OFFICE

      The principal office and place of business of the Partnership shall be located at 6040 Dutchmans Lane, Suite 400, Louisville, Kentucky 40205. The Partnership may have such other or additional offices as the General Partner deems advisable.

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                                ARTICLE 7 - TERM

      The term of the Partnership began on the date the Partnership's Certificate of Limited Partnership was filed with the Kentucky Secretary of State, and shall continue until dissolved in accordance with the terms of this Agreement.

                      ARTICLE 8 - CAPITAL AND CONTRIBUTIONS

      8.1 INITIAL CONTRIBUTIONS. The Partners have previously made the Capital Contributions set forth opposite their names on ANNEX A.

      8.2 ADDITIONAL CONTRIBUTIONS. Without the unanimous consent of all of the Partners, the Partners shall not be required to make additional Capital Contributions. ANNEX A shall be amended to reflect any additional Capital Contributions.

      8.3 INTEREST ON CAPITAL. No Partner shall be paid interest on any Capital Contribution or Capital Account.

      8.4 CAPITAL ACCOUNTS. A separate Capital Account shall be maintained by the Partnership for each Partner in accordance with Treas. Reg. Section 1.704-1(b)(2)(iv). There shall be credited to each Partner's Capital Account:
(i) the amount of money contributed by such Partner to the Partnership; (ii) the fair market value of property contributed by such Partner to the Partnership (net of liabilities secured by such contributed property that the Partnership is considered to assume or take subject to under IRC Section 752); and (iii) allocations to such Partner of Partnership income and gain (or items thereof), including income and gain exempt from tax, and income and gain, as computed for book purposes, in accordance with Treas. Reg. Section 1.704-1(b)(2)(iv)(g). Each Partner's Capital Account shall be decreased by: (i) the amount of money distributed to such Partner by the Partnership; (ii) the fair market value of property distributed to such Partner by the Partnership (net of liabilities secured by such distributed property that such Partner is considered to assume or take subject to under IRC Section 752); (iii) allocations to such Partner of expenditures of the Partnership described in IRC Section 705(a)(2)(B); and (iv) allocations of loss and deduction (or items thereof) including loss or deduction, computed for book purposes, as described in Treas. Reg. Section 1.704-1(b)(2)(iv)(g).

      8.5 WITHDRAWAL AND RETURN OF CAPITAL. Except as expressly provided in this Agreement, including Section 9.1 with respect to distributions of Net Cash Flow, no Partner shall be entitled to withdraw any part of such Partner's Capital Contributions or Capital Account, or to receive any distribution from the Partnership.

      8.6 REVALUATION OF PARTNERSHIP PROPERTY. If there shall occur (i) an acquisition of Shares from the Partnership for more than a de minimis Capital Contribution, or (ii) a distribution (other than a de minimis distribution) to a Partner in redemption of his Shares, then the Partnership shall revalue the assets of the Partnership at their then fair market value and adjust the Capital Accounts in the same manner as provided in Section 18.1 in the case of a property distribution. Pursuant to this Section 8.6, the Capital Accounts of the Partners are adjusted to the amounts set forth on ANNEX A as of the date hereof. If there is a reallocation

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pursuant to this Section 8.6, then Capital Accounts shall thereafter be adjusted for allocations of depreciation (cost recovery) and gain or loss in accordance with the provisions of Treas. Reg. Sections 1.704-1(b)(2)(iv)(f) and (g), and the Partners' distributive Shares of depreciation (cost recovery) and gain or loss shall thereafter be computed in accordance with the principles of IRC
Section 704(c) and the regulations promulgated thereunder using the traditional method with curative allocations within the meaning of Treas. Reg. Section 1.704-3(c).

                            ARTICLE 9 - DISTRIBUTIONS

      9.1 DISTRIBUTIONS TO THE PARTNERS. The Partnership's Net Cash Flow shall be distributed to the Partners in accordance with the Participating Percentages.

      9.2 TIMING OF DISTRIBUTIONS. Distributions of Net Cash Flow shall be made monthly, to the extent possible, within 30 days after the end of each month.

         ARTICLE 10 - ALLOCATION OF PROFITS AND LOSSES FOR TAX PURPOSES

      10.1 ALLOCATIONS TO THE PARTNERS GENERALLY. Taxable Income and Tax Losses shall be allocated among the Partners in accordance with their Participating Percentages.

      10.2 LIMITATION ON LOSSES. Notwithstanding the general allocation of Taxable Income and Tax Losses described in Section 10.1, no Partner shall be allocated Tax Losses in excess of the aggregate of such Partner's positive Capital Account balance, Partnership Minimum Gain (within the meaning of Treas. Reg. Section 1.704-2(b)(2)), and Partner Nonrecourse Minimum Gain (within the meaning of Treas. Reg. Section 1.704-2(i)(3)), until such time as no Partner has a positive Capital Account balance, whereupon subsequent allocations of Tax Losses shall again be allocated among the Partners in accordance with their Participating Percentages. Furthermore, no Partner shall be allocated Tax Losses where it is reasonably anticipated that such Partner's Capital Account shall be negative at the end of the fiscal year in which the Tax Losses arise or at the end of the subsequent fiscal year, as a result of distributions of Net Cash Flow during such periods, until such time as no Partner would have a positive Capital Account balance after such reasonably anticipated distributions of Net Cash Flow, whereupon subsequent allocations of Tax Losses shall again be allocated among the Partners in accordance with their Participating Percentages. Tax Losses not allocated to a Partner under this Section 10.2 shall be reallocated among those Partners with positive Capital Account balances in accordance with their Participating Percentages.

      10.3 QUALIFIED INCOME OFFSET. If a Partner receives any adjustment, allocation, or distribution described in Treas. Reg. Sections 1.704-1(b)(2)(ii)(d)(4), (5), or (6), then items of Taxable Income shall be specially allocated to such Partner in an amount and manner sufficient to eliminate the deficit balance in such Partner's Capital Account as quickly as possible. It is the intention of the parties that this provision constitute a "qualified income offset" within the meaning of Treas. Reg. Section 1.704-1(b)(2)(ii)(d), and this provision shall be so construed.

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      10.4  MINIMUM GAIN CHARGEBACK. If there is a net decrease in the
Partnership's Minimum Gain (within the meaning of Treas. Reg. Section 1.704-2(b)(2)) or Partner Nonrecourse Minimum Gain (within the meaning of Treas. Reg. Section 1.704-2(i)(3)) during any fiscal year of the Partnership, each Partner shall be specially allocated, before any other allocations under this
Article 10, items of income and gain for such fiscal year (and subsequent fiscal years, if necessary) in an amount equal to such Partner's share (determined in accordance with Treas. Reg. Sections 1.704-2(g) and 1.704-2(i)(5), as applicable) of the net decrease in the Partnership's Minimum Gain or Partner Nonrecourse Debt Minimum Gain, as applicable, for such fiscal year, provided, however, that no such allocation shall be required if any of the exceptions set forth in Treas. Reg. Section 1.704-2(f) apply. It is the intention of the parties that this provision constitute a "minimum gain chargeback" within the meaning of Treas. Reg. Sections 1.704-2(f) and 1.704-2(i)(4), and this provision shall be so construed. Notwithstanding anything in this Agreement to the contrary, the Partnership's Partner nonrecourse deductions (within the meaning of Treas. Reg. Section 1.704-2(i)(2)) shall be allocated solely to the Partner who has the economic risk of loss with respect to the Partner nonrecourse liability related thereto in accordance with the provisions of Treas. Reg.
Section 1.704-2(i)(1).

      10.5 CURATIVE ALLOCATIONS. The allocations set forth in Sections 10.2 through 10.4 are intended to comply with certain requirements of the Treasury Regulations (the "REGULATORY ALLOCATIONS"). It is the intent of the Partners that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Taxable Income or Tax Losses pursuant to this Section 10.5. Therefore, notwithstanding any other provision of this Article 10 (other than the Regulatory Allocations), the General Partner shall make such offsetting special allocations of Taxable Income and Tax Losses in whatever manner the General Partner determines appropriate so that, after such offsetting allocations are made, each Partner's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Partner would have had if the Regulatory Allocations were not part of the Agreement and all Taxable Income and Tax Losses were allocated pursuant to Section 10.1.

      10.6 NO RESTORATION OF DEFICIT CAPITAL ACCOUNTS. No Partner shall be required under any circumstances (either during the period of the Partnership's operation or upon the Partnership's dissolution and termination) to restore a deficit in such Partner's Capital Account or, except as explicitly provided in this Agreement, otherwise make any contribution of cash or property to the Partnership without such Partner's consent, which may be withheld in such Partner's sole and absolute discretion.

      10.7 CONTRIBUTED PROPERTY. In accordance with the rules of IRC Section 704(c) and the Treasury Regulations promulgated thereunder, items of income, gain, loss, and deduction with respect to any property contributed to the capital of the Partnership shall, solely for tax purposes, be allocated among the Partners so as to take account of any variation between the adjusted basis of such property to the Partnership for federal income tax purposes and its fair market value at the time of contribution.

      10.8 DIVISION AMONG PARTNERS. If there is a change in the number of Shares held by a Partner during a fiscal year of the Partnership, any allocations pursuant to this Article 10 shall be

                                        7
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made so as to take into account the varying interests of the Partners during the period to which the allocation relates, using, at the discretion of the General Partner, the interim closing of the books method for determining such allocations, or upon the unanimous agreement of the Partners (including any former Partner affected by such allocations) using any method for determining such allocations that is provided in IRC Section 706(d) and the Treasury Regulations promulgated thereunder.

               ARTICLE 11 - BOOKS OF ACCOUNT, RECORDS AND REPORTS

      11.1 RESPONSIBILITY FOR BOOKS OF ACCOUNT AND RECORDS. Proper and complete books of account and records shall be kept by the General Partner in which shall be entered fully and accurately all transactions and other matters relative to the Partnership's business as are usually entered into books of account and records maintained by persons engaged in businesses of a like character, including, without limitation, a Capital Account for each Partner. The Partnership's books of account and records shall be prepared in accordance with generally accepted accounting principles, consistently applied. The books of account and records shall, at all times, be maintained at the principal place of business of the Partnership, and shall be open to the inspection and examination of the Partners or their duly authorized representatives during reasonable business hours, and any Partner may, at such Partner's own expense, examine and make copies of the books of account and records of the Partnership.

      11.2 REPORTS TO THE PARTNERS. As soon as practicable in the particular case, the General Partner shall deliver or cause to be delivered the following reports to each Partner:

            (a) After the end of each fiscal year, such information concerning the Partnership as shall be necessary for the preparation by a Partner of such Partner's income tax or other tax returns;

            (b) An unaudited statement setting forth, as of the end of and for each fiscal year, a profit and loss statement and a balance sheet of the Partnership; and

            (c) Other information as, in the judgment of the General Partner, shall be reasonably necessary for the Partners to be advised of the results of the Partnership's operations.

      11.3 ADDITIONAL REPORTS. The General Partner may prepare or cause to be prepared, and deliver or cause to be delivered to the Partners from time to time during each fiscal year, in connection with distributions or otherwise, unaudited statements showing the results of the Partnership's operations for any period and from the beginning of the fiscal year to the date of that unaudited statement.

                            ARTICLE 12 - FISCAL YEAR

      The fiscal year of the Partnership shall end on the last Tuesday of each year or such other date as designated by the General Partner.

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                      ARTICLE 13 - THE PARTNERSHIP'S FUNDS

      The Partnership's funds shall be deposited in such bank account(s), or invested in such interest-bearing or non-interest-bearing investments, as shall be designated by the General Partner. All withdrawals from any such bank account(s) shall be made by the General Partner or persons designated by the General Partner. The Partnership's funds shall be held in the name of the Partnership and shall not be commingled with those of any other Person.

                   ARTICLE 14 - MANAGEMENT OF THE PARTNERSHIP

      14.1 AUTHORITY OF THE GENERAL PARTNER. The business and affairs of the Partnership shall be managed by its General Partner; provided, however, the General Partner and the Limited Partners shall at all times comply with the Franchise Agreement. Except to the extent delegated by the General Partner to any officer of the Partnership pursuant to Section 14.10 hereof, the General Partner shall have the exclusive authority as to the management and control of the business of the Partnership. In addition to the powers now or hereafter granted a General Partner of a limited partnership under the Act or granted the General Partner under any other provisions of this Agreement, but subject to any express limitations set forth in this Agreement, the General Partner shall have full power and authority to do all things that it considers necessary, proper, or desirable to conduct the business of the Partnership, including (without limitation) the power and authority (without the vote or consent of any Partner): (a) to negotiate and execute on behalf of the Partnership any contracts under such terms and obligations as it, in its sole and absolute discretion, considers in the best interest of the Partnership and necessary, appropriate, or desirable for the conduct of the activities of the Partnership or the implementation of its powers or the Partnership's objectives under this Agreement; (b) to perform all obligations of the Partnership and to enforce all rights of the Partnership under the terms and conditions of all contracts and agreements entered into by the Partnership; (c) to employ and compensate and dismiss from employment any and all employees, agents, independent contractors, brokers, attorneys, and accountants; (d) to obtain property and/or services from the General Partner and/or its Affiliates; (e) to lease or license all or any portion of the assets of the Partnership for any Partnership purpose and to acquire, dispose, sell, transfer, exchange, mortgage, pledge, encumber, or hypothecate any or all of the assets of the Partnership; (f) to use or loan any of the assets of the Partnership (including, without limitation, cash on hand) for any purpose or on any terms it sees fit; (g) to borrow money on behalf of the Partnership or cause the Partnership to borrow money (including, without limitation, causing the Partnership to borrow money from the General Partner or any Affiliate of the General Partner); (h) to assume debt obligations related in any way to the assets of the Partnership; (i) to repay, in whole or in part, refinance, modify, consolidate, or extend any debt obligations of the Partnership; (j) to acquire and maintain insurance covering any or all assets of the Partnership and its activities; (k) to control any matters affecting the rights and obligations of the Partnership (including the conduct of litigation and other incurring of legal expense, and to settle claims and litigation); (l) to distribute Partnership assets to the Partners; (m) to form any further limited liability companies, limited or general partnerships, joint ventures, trusts, corporations, or other relationships it deems desirable in furtherance of the Partnership's objectives; (n) to do all acts and things necessary or desirable to accomplish the objectives of the Partnership; (o) to apply for and obtain any governmental approvals or certificates with respect to the operations of the Partnership or the ownership or use of its properties or assets (including, without limitation, alcoholic beverage permits from applicable state and local authorities); (p) to admit additional Partners or assignees or transferees of Partners to the Partnership pursuant to
Section 5.2 or Section 16.4 hereof; (q) to submit a Partnership claim or liability to arbitration; (r) to take any action on the part of the Partnership and the Partners necessary to merge the Partnership with and into, or transfer substantially all the assets of the Partnership to, or transfer all of the Shares held by Partners to, another entity pursuant to Sections 16.11, 16.12 or
16.13 hereof; (s) to issue additional Shares from time to time for such consideration and on such terms and conditions as are approved by the General Partner; and (t) to execute, acknowledge, deliver, file, and record any and all instruments or documents affecting any and all of the foregoing. Each Partner agrees that the consent by the General Partner to such admission of Partners from time to time or to the submission of a Partnership claim or liability to arbitration shall constitute the consent of such Partner to such admission or submission. Any and all acts heretofore taken by the General Partner that are permitted under this Section 14.1 are hereby ratified and confirmed by the Partners as the acts and deeds of the Partnership.

      14.2 TIME DEVOTED TO THE PARTNERSHIP; OTHER ACTIVITIES. The General Partner shall devote sufficient time to Partnership business as it in its sole discretion deems necessary to effectively supervise Partnership business and affairs in an efficient manner; but nothing in this Agreement shall preclude the employment of any officer, agent, third party, or Affiliate to manage or provide other services with respect to the Partnership's assets or business subject to the control of the General Partner, provided the General Partner in all instances retains general control over the operations of the Partnership.

      14.3 LOANS TO OR BY THE GENERAL PARTNER. If either the General Partner or an Affiliate of the General Partner loans funds to the Partnership, the General Partner or such Affiliate may not charge the Partnership interest greater than the lesser of (i) the General Partner's or such Affiliate's actual interest cost; (ii) the highest lawful rate; or (iii) the rate that would be charged the Partnership (without reference to the General Partner's or such Affiliate's financial abilities or guaranties) by unrelated banks on comparable loans for the same purpose; and the General Partner or such Affiliate shall not charge the Partnership points or other financing charges or fees in any amount greater than the financing charges or fees actually incurred by the General Partner or such Affiliate in connection with the loan to the Partnership. The Partnership may loan funds to the General Partner or an Affiliate of the General Partner provided the Partnership charges the General Partner or such Affiliate interest at a rate not less than (i) the Partnership's actual interest cost including points or other financing charges; (ii) the highest lawful rate; or (iii) the rate that would be charged the General Partner, or such Affiliate (without reference to the General Partner's or such Affiliates' financial abilities or guaranties) by unrelated banks on comparable loans for the same purpose.

      14.4 LIABILITY OF THE GENERAL PARTNER. To the extent permitted by applicable law, the General Partner (which for the purpose of this Section 14.4 shall include any Affiliate of the General Partner or a director, officer, employee, agent, Partner, or Shareholder of the Partnership, the General Partner or their respective Affiliates) shall not be liable, responsible, or accountable in damages or otherwise to the Partnership or any Partner for any action taken or failure to act based upon errors of judgment or other fault in connection with the business affairs of the Partnership except for action taken with wanton disregard or failure to act performed or omitted in bad faith or in willful or intentional misconduct.

      14.5 INDEMNIFICATION OF THE GENERAL PARTNER. The Partnership shall indemnify and hold harmless the General Partner (which for the purposes of this Section 14.5 shall include any Affiliate of the General Partner or a director, officer, employee, agent, manager, member, shareholder, Partner, or Shareholder of the Partnership, the General Partner or their respective Affiliates) to the fullest extent permitted by applicable law. Without limiting the obligation of the Partnership to indemnify the General Partner as specified in the preceding sentence, to the extent permitted by applicable law, the Partnership shall indemnify the General Partner as follows:

            (a) The Partnership shall indemnify the General Partner if it is, was, or is threatened to be made a named defendant or respondent in a proceeding because the General Partner is or was the General Partner of the Partnership.

            (b) The Partnership shall pay or reimburse, in advance of the final disposition of the proceeding, reasonable expenses incurred by the General Partner who was, is, or will be threatened to be made a named defendant or respondent in a proceeding.

            (c) The General Partner may cause the Partnership to purchase and maintain insurance or other arrangements on behalf of the General Partner against any liability asserted against the General Partner and incurred by the General Partner in that capacity or arising out of the General Partner's status in that capacity, regardless of whether the Partnership would have the power to indemnify the General Partner against that liability under this Section 14.5.

            (d) To the extent permitted by then applicable law and subject to the remaining provisions of this Section 14.5, the parties hereto recognize, acknowledge, and agree that the General Partner may be indemnified in accordance with the provisions of this Section 14.5 in proceedings involving the simple or gross negligence of the General Partner.

            (e) It is the intent of this Section 14.5 that the Partnership indemnify the General Partner to the maximum extent permitted by law.

      14.6 RIGHT OF THIRD PARTIES TO RELY ON AUTHORITY OF THE GENERAL PARTNER. Notwithstanding any other provision of this Agreement to the contrary, no lender or purchaser, including any purchaser of property of the Partnership, shall be required to look to the application of proceeds thereunder or to verify any representation by the General Partner as to the extent of the interest in the assets of the Partnership that the General Partner is entitled to encumber, sell, or otherwise use; and any such lender or purchaser shall be entitled to rely exclusively on the representations of the General Partner as to its authority to enter into such financing or sale arrangements and shall be entitled to deal with the General Partner as if it were the sole party in interest therein, both legally and beneficially. Each Partner and assignee hereby waives any and all defenses or other remedies that may be available against any such lender, purchaser, or other Person to contest, negate, or disaffirm any action of the General Partner in connection with any such sale or financing. In no event shall any Person dealing with the

General Partner or the General Partner's representative with respect to any business or property of the Partnership be obligated to ascertain that the terms of this Agreement have been complied with, and each such Person shall not be obligated to inquire into the necessity or expedience of any act or action of the General Partner or the General Partner's representative; and every contract, agreement, deed, mortgage, security agreement, promissory note, or other instrument or document executed by the General Partner or the General Partner's representative with respect to any business or property of the Partnership shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (a) at the time of the execution and/or delivery thereof, this Agreement was in full force and effect; (b) such instrument or document was duly executed in accordance with the terms and provisions of this Agreement and is binding upon the Partnership; and (c) the General Partner or the General Partner's representative was duly authorized and empowered to execute and deliver any and every such instrument or document for and on behalf of the Partnership.

      14.7  RELATED PARTY TRANSACTIONS.

            (a) Except to the extent limited by any written employment or engagement agreement, the General Partner, the Partners and their respective Affiliates may engage in, or possess an interest in, other business ventures of any nature and description, independently or with others, whether or not such activities are competitive with those of the Partnership. Neither the Partnership, nor any Partner shall have any rights by virtue of this Agreement in and to such independent ventures, or to the income or profits derived therefrom. None of the General Partner, any Partner nor any of their respective Affiliates shall be obligated to present to the Partnership or to any Partner any particular business opportunity of a character which, if presented to the Partnership or Partner, could be taken by the Partnership or such Partner and the General Partner and each of its Affiliates shall have the right to take for its or his own account, or to recommend to others, any such particular business opportunity to the exclusion of the Partnership and any other Partners.

            (b) The fact that the General Partner or any of its Affiliates is directly or indirectly interested in or connected with any Person employed or engaged by the Partnership to render or perform a service, or to or from whom the Partnership may purchase, sell or lease property, shall not prohibit the Partnership from employing such Person or from otherwise dealing with it or him, and neither the Partnership, nor any Partners shall have any rights in or to any income or profits derived therefrom. None of such transactions will necessarily be the result of arm's-length negotiations, be subject to any fiduciary or other duties, or require, or be subject to, the consideration, consent or approval of any of the Partners. Such arrangements, agreements and transactions will be structured without a bidding or openly competitive process and, therefore, may not be, in all respects, competitive with or comparable to arrangements, agreements or transactions which might be available with, through, or from unrelated parties. Specifically, but not by way of limitation of the foregoing, the Partners acknowledge that the Partnership may enter into a management agreement with the General Partner providing for the payment, in the aggregate, of an annual fee of up to 3.5% of the Partnership's gross sales.

            (c) With respect to any transaction between the General Partner or any Affiliate of the General Partner, on the one hand, and the Partnership or any other Partner, on the other hand, that notwithstanding the provisions of this Agreement would be void or voidable, or that would subject any Person to liability, under the Act or any other applicable law, rule, or regulation unless it were "fair" to the Partnership or the other Partner, or any assignee, as the case may be, the Partners hereby agree that such transaction shall be considered "fair" if the material facts as to the transaction are disclosed or are known to (i) the other Partners and the transaction is approved or ratified by those Partners owning more than fifty percent (50%) of the Participating Percentages then owned by the Partners (excluding any Partners having an interest in such transaction and any Partners having Affiliates with interests in such transaction); or (ii) an independent appraisal firm is appointed by the Partnership and it determines that the transaction is fair.

      14.8  OTHER MATTERS CONCERNING THE GENERAL PARTNER.

            (a) The General Partner may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

            (b) The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by it, and any opinion or advice of any such Person as to matters which the General Partner believes to be within such Person's professional or expert competence shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by the General Partner hereunder in good faith and in accordance with such opinion or advice.

      14.9 LIMITATIONS ON AUTHORITY. The authority of the General Partner over the conduct of the affairs and business of the Partnership shall be subject only to such limitations as are expressly stated in this Agreement or imposed by applicable law. Without limiting the generality of the first sentence of this
Section 14.9, the General Partner shall not be empowered or authorized to:

            (a)   do any act in contravention of this Agreement;

            (b) possess property or assign any rights in specific property on behalf of the Partnership other than for a Partnership purpose; or

            (c) require any Partner to make any contribution to the capital of the Partnership without such Partner's consent.

      14.10 OFFICERS. The General Partner shall have authority to appoint the following officers of the Partnership: (a) a President, (b) one or more Vice Presidents, (c) a Chief Financial Officer, (d) a Secretary, and (e) one or more Assistant Secretaries. Each of the officers shall act under the overall supervision and direction of the General Partner and shall have the powers and duties that would be customary for such a position if the Partnership were a corporation. Further, the General Partner may appoint such other officers and assistants to officers as it from time to time deems necessary. Any two or more offices may be held by the same person.

      14.11 SHARE OPTIONS. Holdings agrees that it will permit all managing partners, kitchen managers and service managers of the Restaurant to participate in the Texas Roadhouse Management Corp. Stock Option Plan on the same terms and conditions that managing partners, kitchen managers and service managers of Texas Roadhouse restaurants owned directly or indirectly by Holdings are entitled to participate in such plan.

           ARTICLE 15 - REPRESENTATIONS AND WARRANTIES OF THE PARTNERS

      Each Partner warrants, represents, agrees and acknowledges upon each issuance of Shares to such Partner: (A) that he has adequate means of providing for his own current needs and foreseeable future contingencies, and anticipates no need now or in the foreseeable future to sell his Shares; (B) that he is acquiring his Shares for his own account as a long-term investment and without a present view to make any distribution, resale or fractionalization thereof; (C) that he and his independent counselors have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of the investment involved in his acquisition of his Shares and they have evaluated the same; (D) that he is able to bear the economic risks of such investment; (E) that he and his independent counselors have made such investigation of the Partnership (including its business prospects and financial condition), had access to all information regarding the Partnership and had an opportunity to ask all of the questions regarding the Partnership as they deem necessary to fully evaluate his investment therein; (F) that in connection with his acquisition of the Shares he has been fully informed by his independent counsel as to the applicability of the requirements of the Securities Act of 1933, as amended (the "Securities Act") and all applicable state securities or "blue sky" laws to his Shares; and (G) that he understands that (1) his Shares are not registered under the Securities Act or any state securities law, (2) there is no market for his Shares and that he will be unable to transfer his Shares unless they are so registered or unless the transfer complies with an exemption from such registration (evidence of which must be satisfactory to the Partnership), (3) such Shares cannot be expected to be readily transferred or liquidated; and (4) his acquisition of Shares involves a high degree of risk.

                         ARTICLE 16 - TRANSFER OF SHARES

      16.1 TRANSFER OF SHARES. Shares are transferable only on the books of the Partnership. A Partner may not Transfer any or all of his Shares unless he has complied with the provisions of Section 16.3 hereof and has obtained the prior written consent of the General Partner, which consent may not be withheld unless such Transfer would violate applicable law or the Transfer is to a Person affiliated with a competitor of the Partnership or any of its Affiliates; provided, however, that any Partner may transfer his Shares to any other Partner without the consent of the General Partner. The Partnership may charge a fee, not exceeding the actual and reasonable expenses incurred in such transfer and in no event in excess of $500.00, to defray the cost of effecting the transfer.

      16.2 RECOGNITION BY PARTNERSHIP OF TRANSFERS. In the event a holder of Shares Transfers any or all of his Shares, such Transfer shall be recognized by the Partnership for the purpose of distributing Net Cash Flow, liquidating distributions and returns of capital and allocating Taxable Income and Tax Losses, and any other items in the nature of income, gain, expense or loss, as of the first day of the month following receipt and processing by the Partnership of a duly executed, acknowledged and certified counterpart of the instrument of transfer.

      16.3  RESTRICTIONS ON TRANSFER.

            (a) (i) No Transfer of Shares may be made unless the holder who desires to Transfer his Shares (the "Transferor"), prior to such Transfer, gives the Partnership written notice of such desire ("Notice of Transfer"), which notice shall specify the number and class of Shares to be transferred, the identity of the proposed transferee, the purchase price for the Shares and the terms for payment of such price ("Purchase Price"). With respect to any Transfer made without consideration, the Purchase Price shall be deemed to be equal to the Book Value Per Share (as defined in Section 16.3(d)) multiplied by the number of Shares proposed to be Transferred. Any purported Notice of Transfer that does not comply with the requirements of this Section shall be null and void and of no effect hereunder. Upon receipt of a proper Notice of Transfer, the Partnership shall thereupon have the right to acquire all of the Transferor's Shares or such number of the Transferor's Shares as is specified in the Notice of Transfer, on terms identical to the Purchase Price or proportionately identical if the Partnership elects to purchase all of his Shares. In the event the Purchase Price contains terms which the Partnership cannot reasonably duplicate, the Partnership shall have the right to substitute the reasonable cash equivalent thereof.

                  (ii) The Partnership shall exercise the right of first refusal contained herein by mailing written notice thereof ("Notice of Election") to the Transferor within thirty (30) days of the date of the receipt of the Notice of Transfer. In the event the Partnership fails to mail the Notice of Election to the Transferor within such thirty (30) day period, the purchase option contained herein shall lapse. In the event the Partnership timely exercises the purchase option contained herein, the Partnership shall mail written notice to the Transferor of whether the Partnership has elected to purchase all of the Shares of the Transferor or such portion as was specified in the Notice of Transfer, if less. Such notice shall be mailed within ten (10) days of the mailing of the Notice of Election.

                  (iii) The closing for any purchase hereunder shall be consummated and closed at the Partnership's principal office on a date and at a time designated by the Partnership in a notice to the Transferor, provided such consummation and closing date shall occur within sixty (60) days from the date of mailing of the Notice of Election. At such closing, the Transferor shall execute and deliver all documents and instruments as are necessary and appropriate to effectuate the transfer of the Transferor's Shares to the Partnership in accordance with the terms of the Notice of Transfer and the Partnership shall deliver the Purchase Price. In the event the Transferor has any outstanding debts to the Partnership, such debts, including any accrued interest, shall be repaid in full from the Purchase Price at closing.

                  (iv) In the event the Partnership does not elect pursuant to this Section 16.3(a) to exercise the purchase option specified herein, or in the event the closing for any purchase pursuant to this Section 16.3(a) does not occur within the time limits specified therein, then the Transferor shall be free to transfer the exact number of his Shares as was specified in the

Notice of Transfer to the person or entity identified in the Notice of Transfer in exchange for the exact Purchase Price as was specified in the Notice of Transfer, provided, however, that the closing and consummation of such transfer shall occur within one hundred twenty (120) days after the date of mailing of the Notice of Transfer and provided further that such transfer must comply with all other requirements of this Article 16. In the event such transfer is not so closed and consummated within such period, the purchase option granted to the Partnership in this Section 16.3(a) shall again be exercisable and the Transferor shall make no Transfer of any of his Shares, or any right, title or interest therein, until he has again complied with all terms and provisions of this Article. In the event the Partnership does not elect pursuant to this
Section 16.3(a) to exercise the purchase option contained herein and the Transferor makes a permitted Transfer in compliance with the terms and provisions of this Article, then the person or entity to whom such Shares are transferred shall nevertheless acquire such Shares subject to the restrictions imposed on such Shares under this Article 16 as to further transfers of such Shares, and provided further that any such transferee shall agree in writing to be bound by all terms and provisions of this Agreement as a condition to the Transfer to the transferee.

                  (v) The Partnership may assign its right of first refusal under this Section 16.3(a) to the Partners other than the Transferor in proportion to their relative Participating Percentages if the Partnership does not desire to exercise such right.

            (b) Notwithstanding Section 16.1 hereof, no Transfer of Shares may be made unless such Transfer would not (i) when added to the total of all other Transfers of Shares within the preceding 12 months, result in the Partnership being considered terminated within the meaning of section 708 of the Code, or
(ii) cause the Partnership to lose its status as a partnership for federal income tax purposes.

            (c) No Transfer shall be recognized if prohibited by law, including the Securities Act and the securities law of any state applicable to the Transfer. The General Partner, in its discretion, may require an opinion of the transferor's counsel, satisfactory to the General Partner in its discretion, that such Transfer would not violate the Securities Act and the securities law of any state applicable to the Transfer (including any investor suitability standards applicable to the transferee or the Shares to be transferred).

            (d)   In addition to any other rights of the Partnership under this
Section 16.3, in the event that any Shares held by any Partner or any interest in such Shares shall be Transferred to any Person (an "Involuntary Transferee") in one or more transactions in an involuntary transfer by court order, by divorce decree, by judicial process, or by foreclosure, levy or attachment (other than upon death), then the Partnership shall have the right during the 180-day period following the Partnership 's receipt of notice of such Transfer to repurchase such Shares at a purchase price equal to the Net Book Value of the Partnership multiplied by the Participating Percentage represented by such Shares ("Book Value Per Share"). "Net Book Value of the Partnership" shall mean the total assets of the Partnership minus the total liabilities of the Partnership. Such purchase shall be effective immediately, and the Shares automatically canceled, upon delivery of a notice of purchase and the applicable purchase price to the Involuntary Transferee.

      16.4 ADMISSION OF TRANSFEREES AS PARTNERS. Any transferee of Shares shall become a General Partner or Limited Partner, as the case may be, and each admitted Partner by his execution of this Agreement does hereby consent to such admission when all of the following conditions are satisfied:

            (a) The fully executed and acknowledged written instrument of transfer has been submitted to the General Partner as provided in Section 16 hereof;

            (b) The transferor and the transferee have executed and acknowledged such other instruments as the General Partner deems necessary or desirable to effect such admission, including (i) an acceptance and adoption by the transferee of all of the terms and provisions of this Agreement through the execution of a counterpart hereof, and (ii) a power-of-attorney, the form and content of which shall be provided by the General Partner;

            (c) Any transfer fee, referred to in Section 16.1 hereof, which has been charged has been paid in full;

            (d)   Satisfaction of the restrictions on Transfer contained in
Section 16.3 hereof; and

            (e) This Agreement has been amended to reflect the admission of a Partner in accordance with this Agreement and the Act. At the discretion of the General Partner, the Agreement shall be amended no less frequently than the first day of each fiscal quarter to admit transferee Partners.

      16.5 HOLDERS OF SHARES WHO ARE NOT PARTNERS. A Person who holds Shares but who has not been admitted as a Partner as provided in Section 16.4 hereof shall be subject to all of the obligations imposed on Partners hereunder and shall be entitled (a) to allocations of Taxable Income and Tax Losses and any other items in the nature of income, gain, expenses and losses as provided in
Article 10 hereof, (b) to distributions of Net Cash Flow and liquidating distributions as provided in Article 9 and Section 18.2 hereof, and (c) to Transfer his Shares as provided in Section 16.1 hereof.

      16.6 TERMINATION AS A PARTNER. Upon the Incapacity of an individual Partner, his personal representative shall have all the rights of a Partner for the purpose of settling or managing his estate or property and such power as the Incapacitated Partner possessed to Transfer his Shares as provided in Section
16.1 above. Upon the Incapacity of a Partner that is not an individual, the authorized representative of such entity shall have all the rights of a Partner for the purpose of effecting the orderly winding up and disposition of the business of such entity, and such power as such entity possessed to Transfer its Shares as provided in Section 16.1 above. No representative described in this
Section 16.6 shall have any power or right to demand or obtain any such Incapacitated Partner's Share of any Partnership assets or the value thereof.

      16.7 RIGHT TO VOTE. In the event the approval of the Partners shall be required pursuant to any provision of this Agreement or of the Act, a holder of Shares which have been transferred pursuant to Section 16.2 hereof, but for which the transferee thereof has not been admitted as a Partner pursuant to Section 16.4 hereof, shall not be entitled to vote thereon and the Units shall not be counted as Shares then outstanding for purposes of obtaining the requisite approval.

      16.8  TRANSFER BY THE GENERAL PARTNER; WITHDRAWAL OF THE GENERAL
PARTNER.

            (a) The General Partner may Transfer all or a portion of its Shares without obtaining the prior consent of the Partners. Notice of any transfer shall be given to the Partners by the transferring General Partner.

            (b) The Partners and the transferring General Partner agree to execute an amendment to this Agreement and any other documents or instruments in form satisfactory to the General Partner such as may be necessary or required by law to recognize such Transfer by the General Partner. Pursuant to such amendment the transferee shall accept, adopt and approve in writing all of the terms and provisions of this Agreement.

            (c) The General Partner has the power to retire or withdraw from the Partnership with or without cause at any time.

      16.9 INITIAL PUBLIC OFFERING LOCK-UP. Each Partner irrevocably agrees that, without the prior written consent of the General Partner or its successor, he will not Transfer any of his Shares or any securities received in exchange for his Shares, for a period of one year after the effective date of the registration statement filed with the Securities and Exchange Commission relating to the initial public offering of any securities of the General Partner or the successor of either unless a shorter period is permitted by the underwriter(s) of such offering.

      16.10 RIGHT TO DEAL EXCLUSIVELY WITH PARTNERS. For all purposes of this Agreement, the General Partner shall be entitled to deal with each Partner as the sole party in interest with respect to his Shares in the Partnership, regardless of any actual knowledge the General Partner may have to the contrary; provided, however, that (a) as to any transferee of Shares of whom the General Partner has actual knowledge, the General Partner may distribute to such transferee the share of Net Cash Flow, liquidating distributions, or return of the contribution to the capital of the Partnership, to which his transferor would otherwise be entitled, and (b) a transferee, for federal income tax purposes only and to the extent required by law, shall be a Partner and charged with the items of income, gain, loss, deduction, or credit to which his transferor would otherwise be entitled.

      16.11 GO-ALONG OBLIGATIONS. On or after eighteen (18) months following the opening date of the Restaurant, at any time after the General Partner has entered into an agreement to sell substantially all of its assets or Shares to, or merge or otherwise combine with, any entity (the "Public Company") that has made, or entered into an agreement or letter of intent for, a public offering ("Public Offering") of any of the Public Company's capital stock (the "Public Shares") pursuant to a registration statement filed under the Securities Act, the General Partner shall have the right (which right shall continue after the Public Offering and which right may be assigned to the Public Company), at its option and election, to (i) require the Partnership to transfer its assets, subject to its liabilities, to the Public Company in exchange for the right to receive Public

Shares, or (ii) to require the Limited Partners to exchange their Shares for, or convert their Shares into, Public Shares through a sale, merger or other transaction designated by the General Partner or the Public Company (in either case, a "Roll-Up"), and the Partnership or the Limited Partners, as applicable, shall be obligated to transfer such assets, or exchange or convert such Shares for Public Shares, on the following basis:

            A. In a Roll-Up in which the Partnership will receive Public Shares, the Partnership shall be entitled to receive 60% of that number of Public Shares that bears the same relationship to the total number of Public Shares that will be outstanding immediately after the Roll-Up (excluding the Public Shares to be issued to the Partnership and to franchisees of Texas Roadhouse Development Corporation ("Franchisees") that will be acquired in transactions concurrently with the Roll-Up) as the Adjusted Pre-Tax Earnings (as defined below) of the Partnership during the Measurement Period (as defined below) bears to the Public Company Pro Forma Adjusted Pre-Tax Earnings (as defined below) during the Measurement Period, subject to adjustment in accordance with Section 16.11C.

            In a Roll-Up in which the Partners will directly receive Public Shares, the Limited Partners shall be entitled to receive 59.4% (i.e., 60% x 99%) of that number of Public Shares that bears the same relationship to the total number of Public Shares that will be outstanding immediately after the Roll-Up (excluding the Public Shares to be issued to the Limited Partners and to Franchisees that will be acquired in transactions concurrently with the Roll-Up) as the Limited Partners' Adjusted Pre-Tax Earnings (as defined below) during the Measurement Period bears to the Public Company Pro Forma Adjusted Pre-Tax Earnings during the Measurement Period, subject to adjustment in accordance with
Section 16.11C. Any Public Shares to be distributed to the Limited Partners shall be allocated based on their relative Participating Percentages.

            B.    As used herein,

                  (1) "Adjusted Pre-Tax Earnings" means that amount, as calculated according to GAAP and in the same manner as the pre-tax earnings of other stores operated by the General Partner or the Public Company, equal to the store level pre-tax earnings of the Restaurant, after deductions for accrued but unpaid rent, as adjusted by adding back any deductions for management fees, accounting fees and other general and administrative expenses, pre-opening expenses with respect to the Restaurant, interest on Excess Mortgage Debt (as defined in Section 16.11.C) and interest on Equipment Debt (as defined in
Section 16.11.C) and by subtracting the amount, if any, that the total compensation paid to the general manager of the Restaurant is less than the sum of (a) $45,000 and (b) 10% of the store level pre-tax earnings of the Restaurant and the amount by which current annualized interest payments on any Mortgage Debt (as defined in Section 16.11C) incurred since the commencement of the Measurement Period exceeds the actual interest payments made on Mortgage Debt during the Measurement Period (the "Interest Shortfall").

                  (2) "Limited Partners' Adjusted Pre-Tax Earnings" means 99% of that amount, as calculated according to GAAP and in the same manner as stores operated by the General Partner or the Public Company, equal to the store level pre-tax earnings of the

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Restaurant after deductions for accrued but unpaid rent, as adjusted by adding back any deductions for management fees, accounting fees and other general and administrative expenses, pre-opening expenses with respect to the Restaurant, interest on Excess Mortgage Debt and interest on Equipment Debt and by subtracting the amount, if any, that the total compensation paid to the general manager of the Restaurant is less than the sum of (a) $45,000 plus (b) 10% of the store level pre-tax earnings of the Restaurant and the amount of any Interest Shortfall.

                  (3) "Public Company Pro Forma Adjusted Pre-Tax Earnings" means (a) with respect to any Roll-Up occurring after the Public Offering, the pre-tax income of the Public Company, as adjusted by adding back general and administrative expenses, nonrecurring items, and restaurant pre-opening expenses for the Public Company and (b) with respect to any Roll-Up occurring in connection with the Public Offering, the pro forma combined pre-tax income of the Public Company and all Texas Roadhouse restaurant operations (excluding the earnings of all Franchisees whether or not such operations are to be acquired in transactions concurrently with the Roll-Up) to be acquired by the Public Company in connection with the Public Offering (the "Additional Restaurants"), as adjusted by adding back general and administrative expenses, nonrecurring items, and restaurant pre-opening expenses for the Public Company and for the Additional Restaurants and subtracting the earnings attributable to the minority interest in the Partnership held by the Limited Partners.

                  (4) "Measurement Period" means the four full calendar quarters prior to the delivery of the Roll-Up Notice (as defined in Section 16.11.C); provided that, if the Restaurant has been open for five (5) full fiscal months but less than Fourteen (14) full fiscal months, Adjusted Pre-Tax Earnings or the Limited Partners' Adjusted Pre-Tax Earnings as the case may be, shall be calculated on an annualized basis based upon the number of full fiscal months open (excluding the first two full fiscal months open); and further provided that if the Restaurant has not opened or has been open for less than five (5) full fiscal months, then Adjusted Pre-Tax Earnings or the Limited Partners' Adjusted Pre-Tax Earnings, as the case may be, shall be deemed to be the simple average adjusted pre-tax earnings (calculated in the same manner as the Adjusted Pre-Tax Earnings of the Partnership) of all other restaurants owned in whole or in part by the General Partner or the Public Company that have been open for the four (4) full calendar quarters prior to the delivery of the Roll-Up Notice.

            C. The General Partner or the Public Company shall exercise its right under this Section 16.11 by delivering written notice thereof (the "Roll-Up Notice") to the Partnership at least twenty (20) days prior to consummation of the Roll-Up. If the Roll-Up Notice is delivered prior to the Public Offering, the Roll-Up shall occur simultaneously with and shall be contingent upon the closing of the Public Offering. The number of Public Shares to be issued to the Partnership or the Limited Partners, as applicable, pursuant to this Section 16.11 shall be reduced by 100%, in the case of the Partnership, and 99%, in the case of the Limited Partners, of the quotient of (1) the sum (the "Adjustment Amount") of (a) the positive amount (the "Excess Mortgage Debt"), if any, by which (i) all mortgage debt ("Mortgage Debt") secured by the Partnership's land, building and improvements exceeds (ii) the sum of 85% of the fair market value of the land, building and improvements of the Partnership secured by the Mortgage Debt, (b) the positive amount, if any, by which the current liabilities of the Partnership (other than Equipment Debt and Mortgage
Debt) exceeds the current assets of the Partnership, and (c) the

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amount of any indebtedness secured by equipment owned by the Partnership
("Equipment Debt"), and (d) if the Restaurant has not opened, the Partnership's good faith estimate of all future expenses that will be incurred to complete the development of the Restaurant through the Opening Date, and (2) the Fair Market Value of the Public Shares. "Fair Market Value" shall mean the initial public offering price of the Public Shares if the Roll-Up occurs on or prior to the Public Offering date or the average closing price of the Public Shares on the five trading days immediately prior to the Roll-Up if the Roll-Up occurs after the Public Offering. In connection with the Roll-Up, the Partnership and the Limited Partners shall execute a Purchase Agreement containing customary terms and all other documents and instruments reasonably necessary, and shall otherwise cooperate fully with the General Partner and the Public Company, to effect the Roll-Up.

            D.    The following calculation demonstrates the foregoing formula:

                  (1)   ASSUMPTIONS:

                        (A)   Public Company Pro Forma Adjusted Pre-Tax Earnings
                        - $20,000,000

                        (B) Adjusted Pre-Tax Earnings of the Partnership - $500,000

                        (C) Limited Partners' Adjusted Pre-Tax Earnings = $500,000 x 99% = $495,000.

                        (D) Total outstanding Public Shares immediately after the Roll-Up - 10,000,000

                        (E)   Mortgage Debt - $900,000

                        (F) Fair market value of the Partnership's land, building and improvements - $1,000,000

                        (G)   Current liabilities - $120,000

                        (H)   Current assets - $100,000

                        (I)   Equipment Debt - $100,000

                        (J)   Fair Market Value of Public Shares - $20.00

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                  (2)   CALCULATION WHERE PUBLIC SHARES ARE ISSUED TO THE
                        PARTNERSHIP:

                        I. Relationship of Adjusted Pre-Tax Earnings of the Partnership to the Public Company Pro Forma Adjusted Pre-Tax Earnings during the Measurement
                              Period: $500,000 DIVIDED BY $20,000,000 = 2.5%

                        II.   Excess Mortgage Debt - $900,000 - ($1,000,000 x
                              85%) = $50,000

                        III. Current Liabilities - Current Assets - $120,000 - $100,000 = $20,000

                        IV.   Equipment Debt - $100,000

                        V. Reduction in Public Shares - ($50,000 + $20,000 + $100,000) DIVIDED BY $20.00 = 8,500

                        VI. Number of Public Shares to be received by the Partnership - (10,000,000 x 2.5% x 60%) - 8,500 =
                              141,500

                        VII.  Allocation of Public Shares

                              General Partner - 1% x 141,500 = 1,415
                              Limited Partners - 99% x 141,500 = 140,085

                  (3) CALCULATION WHERE PUBLIC SHARES ARE ISSUED TO THE INDIVIDUAL PARTNERS:

                        I. Relationship of Limited Partners Adjusted Pre-Tax Earnings of the Partnership to the Public Company Pro Forma Adjusted Pre-Tax Earnings during the Measurement Period: $495,000 DIVIDED BY $20,000,000 = 2.475%

                        II.   Excess Mortgage Debt - $900,000 - ($1,000,000 x
                              85%) = $50,000

                        III. Current Liabilities - Current Assets - $120,000 - $100,000 = $20,000

                        IV.   Equipment Debt - $100,000

                        V. Reduction in Public Shares - ($50,000 + $20,000 + $100,000) x 99% DIVIDED BY $20.00 = 8,415.

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

                        VI. Number of Public Shares to be received by the Limited Partners - (10,000,000 x 2.475% x 60%) -
                              8,415 = 140,085.

      16.12 CO-SALE OBLIGATIONS. In the event that the General Partner or the Public Company (as applicable, the "Seller") or the shareholders of the Seller enters into an agreement ("Sale Agreement") for the sale of the General Partner or its Shares or assets to, or the merger of the Seller with and into, any person (an "Unaffiliated Buyer") who is unaffiliated with the Seller (a "Sale"), then the Seller shall have the right to require the sale of all of the Shares held by the Limited Partners to, or the merger of the Partnership with and into, such Unaffiliated Buyer. To exercise such co-sale rights, the Seller must deliver written notice (the "Sale Notice") to the Limited Partners within 15 days of the date the Sale Agreement is executed. Such sale by the Limited Partners shall be on the same terms and conditions as are applicable to the Seller except that the consideration to be paid to the Limited Partners shall collectively be equal to 59.4% (i.e., 60% x 99% of the consideration that bears the same relationship to the total consideration to be received by the Seller or the shareholders of the Seller in connection with the transaction as the Adjusted Pre-Tax Earnings (as defined in Section 16.11B) of the Partnership during the Sale Measurement Period (as defined below) bears to the Seller Pro Forma Adjusted Pre-Tax Earnings (as defined below) during the Sale Measurement Period. The consideration to be distributed to the Limited Partners shall be allocated based on their relative Participating Percentages.

      "Seller Pro Forma Adjusted Pre-Tax Earnings" means the pre-tax income of the Seller, as adjusted by adding back general and administrative expenses, nonrecurring items and restaurant pre-opening expenses for the Seller.

      "Sale Measurement Period" shall mean the four full calendar quarters preceding the execution of the Sale Agreement; provided that, if the Restaurant has been open for five full fiscal months but less than fourteen full fiscal months, the Adjusted Pre-Tax Earnings of the Partnership shall be calculated on an annualized basis based upon the number of full fiscal months open (excluding the first two full fiscal months open); and further provided that if the Restaurant has not opened or has been open for less than five full fiscal months, then Adjusted Pre-Tax Earnings shall be deemed to be the simple average adjusted pre-tax earnings (calculated in the same manner as the Adjusted Pre-Tax Earnings of the Restaurant) of all other restaurants owned in whole or in part by the Seller that have been open for the four full calendar quarters prior to the delivery of the Sale Notice.

      The consideration to be paid to the Limited Partners pursuant to this
Section 16.13 shall be reduced by 99% of the Adjustment Amount. In connection with the Sale, the Limited Partners shall execute such agreements containing customary terms and all other documents and instruments reasonably necessary, and shall otherwise cooperate fully with the Seller to effect the Sale.

            A.    The following calculation demonstrates the foregoing formula:

                  (1)   ASSUMPTIONS:

                        (A) Seller Pro Forma Adjusted Pre-Tax Earnings - $20,000,000

                        (B) Adjusted Pre-Tax Earnings of the Partnership - $500,000

                        (C) Total consideration to be paid to the Seller - $200,000,000

                        (D)   Mortgage Debt - $900,000

                        (E) Fair market value of the Partnership's land, building and improvements - $1,000,000

                        (F)   Current liabilities - $120,000

                        (G)   Current assets - $100,000

                        (H)   Equipment Debt - $100,000

                  (2)   CALCULATION:

                        I. Relationship of Adjusted Pre-Tax Earnings of the Partnership to the Seller Pro Forma Adjusted Pre-Tax Earnings of the Public Company during the Measurement Period: $500,000 DIVIDED BY $20,000,000 = 2.5%

                        II.   Excess Mortgage Debt - $900,000 - ($1,000,000 x
                              85%) = $50,000

                        III. Current Liabilities - Current Assets - $120,000 - $100,000 = $20,000

                        IV.   Equipment Debt - $100,000

                        V. Reduction in Consideration = $50,000 + $20,000 + $100,000 = $170,000

                        VI. Consideration to be received by the Limited Partners - (($200,000,000 x 2.5% x 60%) -
                              $170,000) x 99% = $2,801,700.

      16.13 OTHER TRANSACTIONS. Except as contemplated by Section 16.11 or 16.12, the Seller shall have the authority to cause the sale of the Partnership to, or the merger of the Partnership into, an Unaffiliated Buyer without the consent of any other holders of Shares regardless of the consideration to be paid to such holders or to the Partnership in such transaction.

                   ARTICLE 17 - DISSOLUTION OF THE PARTNERSHIP

      The happening of any one of the following events, as provided below, shall cause a dissolution of the Partnership:

            (a) Upon the sale or other disposition of all or substantially all of the assets of the Partnership;

            (b) Upon the written consent by all of the Partners authorizing the dissolution of the Partnership; or

            (c)   Upon the expiration of the Partnership's term pursuant to
Article 7.

      Except as provided in this Article 17, no event of disassociation of a Partner or a General Partner under the Act or event of dissolution under the Act shall cause a dissolution of the Partnership.

                ARTICLE 18 - CONFIDENTIALITY AND NON-COMPETITION

      18.1 CONFIDENTIALITY. Each Partner hereby covenants, agrees and acknowledges as follows:

            (a) Each Partner's ownership of Shares hereunder creates a relationship of confidence and trust between the Partner and the Partnership with respect to certain information pertaining to the business of the Partnership and its Affiliates or pertaining to the business of any supplier to the Partnership or its Affiliates which may be made known to the Partner by the Partnership or any of its Affiliates or by any supplier to the Partnership or any of its Affiliates or learned by the Partner during the period of his ownership of Shares.

            (b) Each Partner agrees that he will not without the prior written consent of the General Partner use for his benefit or disclose at any time while a Partner, or thereafter, except to the extent required by the performance by him of any duties he may have as an employee of the Partnership, any information obtained or developed by him while a Partner of the Partnership with respect to any actual or potential suppliers, products, services, employees, financial affairs, applications or methods of marketing, service or procurement of the Partnership or any of its Affiliates, or any confidential matter regarding the business of the Partnership or any of its Affiliates that, except information that at the time is generally known to the public other than as a result of disclosure by him not permitted hereunder (collectively, "Confidential Information").

            (c) Each Partner agrees that when he ceases to be a Partner of the Partnership, such Partner shall forthwith return to the Partnership all documents and papers relating to

Confidential Information and other physical property in his possession belonging to the Partnership or any of its Affiliates.

      18.2  COMPETITION, ETC. While a Partner of the Partnership:

            (a) Each Partner will not make any statement or perform any act intended to advance an interest of any existing or prospective competitor of the Partnership or any of its Affiliates in any way that will or may injure an interest of the Partnership or any of its Affiliates in its relationship and dealings with existing or potential suppliers or customers, or solicit or encourage any employee of the Partnership or any of its Affiliates to do any act that is disloyal to the Partnership or any of its Affiliates, inconsistent with the interest of the Partnership or any of its Affiliate's interests or in violation of any provision of this Agreement;

            (b) Each Partner will not make any statement or perform any act intended to cause any existing or potential customers or clients of the Partnership or any of its Affiliates to make use of the services or purchase the products of any existing or future business in which the Partner has or expects to acquire a proprietary interest or in which the Partner is or expects to be made an employee, officer, director, manager, consultant, independent contractor, advisor or otherwise, if such services or products in any way compete with the services or products sold or provided or expected to be sold or provided by the Partnership or any of its Affiliates to any existing or potential customer or client;

            (c) Each Partner will not directly or indirectly (as an employee, officer, director, manager, consultant, independent contractor, advisor or otherwise) engage in competition with, or acquire any proprietary interest in, perform any services for, lend his name to, participate in or be connected with any steakhouse restaurant located within 30 miles of a Texas Roadhouse restaurant.

            (d) Each Partner will not directly or indirectly solicit for employment, or advise or recommend to any other person that they employ or solicit for employment, any employee of the Partnership or any of its Affiliates; and

      In connection with the foregoing provisions of this Section 18.2, each Partner represents that his experience, capabilities and circumstances are such that such provisions will not prevent him from earning a livelihood. Each Partner further agrees that the limitations set forth in this Section 18.2 (including, without limitation, any time or territorial limitations) are reasonable and properly required for the adequate protection of the businesses of the Partnership and its Affiliates.

      For purposes of this Section 18.2, proprietary interest in a business is ownership, whether through direct or indirect stock holdings or otherwise, of one percent (1%) or more of such business. Each Partner shall be deemed to expect to acquire a proprietary interest in a business or to be made an employee, officer, director, manager, consultant, independent contractor, advisor or otherwise of such business if such possibility has been discussed with any officer, director, employee, agent, or promoter of such business.

      18.3 APPLICATION TO EQUITY OWNERS. For purposes of this Article 18, the term "Partner" shall be deemed to refer to any equity owner of any entity that beneficially owns any Shares.

         ARTICLE 19 - WINDING UP; LIQUIDATING DISTRIBUTIONS; TERMINATION

      19.1 WINDING UP. In the event of the dissolution of the Partnership for any reason, then the General Partner shall commence to wind up the affairs of the Partnership and to liquidate the Partnership's assets. The Partners shall continue to share Taxable Income and Tax Losses during the period of liquidation in accordance with Article 10. The General Partner shall determine whether the Partnership's assets are to be sold or distributed to the Partners in dissolution of the Partnership. If the Partnership's assets are distributed to the Partners, then all such assets shall be valued at their then fair market value as determined by the General Partner and the difference, if any, of such fair market value over (or under) the adjusted basis of such assets to the Partnership shall be credited (or charged) to the Capital Accounts of the Partners in accordance with Article 10. Fair market value shall be used for purposes of determining the amount of any distribution to a Partner pursuant to
Section 19.2.

      19.2 LIQUIDATING DISTRIBUTIONS. Subject to the right of the General Partner to set up such cash reserves as may be deemed reasonably necessary for any contingent or unforeseen liabilities or obligations of the Partnership, the proceeds of the liquidation and any other funds of the Partnership shall be distributed to:

                  (a) Creditors, in the order of priority as provided by law; including, to the extent permitted by law, Partners who are creditors; and

                  (b) The Partners as creditors, to the extent they did not receive distributions pursuant to Section 19.2(a); and

                  (c) The Partners in proportion to their respective Capital Accounts AFTER adjustment for gain or loss with respect to the disposition of the Partnership's assets incident to the dissolution of the Partnership and the winding up of its affairs, whether or not the distribution occurs prior to the dissolution of the Partnership.

      19.3 RIGHTS OF THE PARTNERS. Each Partner shall look solely to the Partnership's assets for all distributions with respect to the Partnership, his Capital Contribution (including the return thereof), and share of profits, and shall have no recourse therefor (upon dissolution or otherwise) against any other Partner.

      19.4 TERMINATION. Upon complete liquidation of the Partnership and distribution of all Partnership funds, the Partnership shall terminate.

                     ARTICLE 20 - SPECIAL POWER OF ATTORNEY

      20.1 GRANTING OF POWER OF ATTORNEY. Concurrently with the execution of written acceptance and adoption of the provisions of this Agreement, each Partner grants to the General Partner a special power of attorney constituting and appointing the General Partner as the attorney-in-fact for such Partner, with power and authority to act in his name and on his behalf to approve, execute, acknowledge and swear to in the execution, acknowledgment and filing of documents required for the operation of the Partnership or for the Partnership to take any action contemplated by this Agreement, which shall include, by way of illustration but not of limitation, the following:

            (a) Any separate articles or certificates of limited liability company, as well as any amendments to the foregoing which, under the laws of the Commonwealth of Kentucky or the laws of any other state, are required to be filed or which the General Partner deems to be advisable to file;

            (b) Any instruments or documents necessary to effect a transfer of Shares held by any Partner or sale of the Partnership's assets pursuant to
Article 16 of this Agreement or to evidence a Partner's consent to any transaction contemplated by Article 16;

            (c) Any other instrument or document which may be required to be filed by the Partnership under the laws of any state or by any governmental agency, or which the General Partner deems advisable to file; and

            (d) Any instrument or document which may be required to effect the continuation of the Partnership, the admission of an additional or substituted Partner, or the dissolution and termination of the Partnership (provided such continuation, admission or dissolution and termination are in accordance with the terms of this Agreement).

      20.2 NATURE OF POWER OF ATTORNEY. The special power of attorney to be concurrently granted by each Partner:

            (a) Is a special power of attorney coupled with an interest, is irrevocable, shall survive the death or dissolution of the granting Partner, and is limited to those matters herein set forth;

            (b) May be exercised by the General Partner acting alone for each Partner by a facsimile signature of the General Partner or by listing all of the Partners executing any instrument with a single signature of the General Partner acting as an attorney-in-fact for all of them; and

            (c) Shall survive an assignment by a Partner of all or any portion of such Partner's Shares except that, where the assignee of Shares owned by a Partner has been approved by the Partners for admission to the Partnership as a substituted Partner, the special power of attorney shall survive such assignment for the sole purpose of enabling the General Partner to execute, acknowledge and file any instrument or document necessary to effect such substitution.

                           ARTICLE 21 - MISCELLANEOUS

      21.1 NOTICES. All notices, approvals, consents and demands required or permitted under this Agreement shall be in writing and sent by hand delivery, facsimile, overnight mail, certified mail or registered mail, postage prepaid, to the Partners and the General Partner at their addresses as shown from time to time on the records of the Partnership, and shall be deemed given when delivered by hand delivery, transmitted by facsimile or mailed by overnight, certified or registered mail. Any Partner or the General Partner may specify a different address by notifying the General Partner and the Partnership in writing of the different address.

      21.2 GOVERNING LAW. This Agreement and the rights of the parties to this Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Kentucky, without regard to or application of its conflicts of law principles.

      21.3 BENEFIT AND BINDING EFFECT. Except as otherwise specifically provided in this Agreement, this Agreement shall be binding upon and shall inure to the benefit of the parties to this Agreement, and their legal representatives, heirs, administrators, executors, successors and permitted assigns. Except as otherwise specifically provided in this Agreement, the General Partner may not assign his rights and obligations under this Agreement to any Person other than an Affiliate of, or successor to, the General Partner without the unanimous consent of the Partners.

      21.4 PRONOUNS AND NUMBER. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in any of the masculine, feminine or neuter gender shall include the masculine, feminine and neuter gender.

      21.5 HEADINGS; ANNEXES AND SCHEDULES. The headings contained in this Agreement are inserted only as a matter of convenience, and in no way define, limit or extend the scope or intent of this Agreement or any provision of this Agreement. The Annexes to this Agreement are incorporated into this Agreement by this reference and expressly made a part of this Agreement.

      21.6 PARTIAL ENFORCEABILITY. If any provision of this Agreement, or the application of any provision to any Person or circumstance, shall be held invalid, illegal or unenforceable, then the remainder of this Agreement, or the application of that provision to Persons or circumstances other than those with respect to which it is held invalid, illegal or unenforceable, shall not be affected thereby.

      21.7 PREVIOUS AGREEMENTS. This Agreement shall supersede all previous agreements of the parties to this Agreement with respect to the matters to which this Agreement pertains other than the Franchise Agreement. In the event of a conflict between this Agreement and the Franchise Agreement, the terms of the Franchise Agreement shall prevail.

      21.8 CERTIFICATES. Shares in the Partnership may be evidenced by certificates.

      21.9 ENFORCEMENT. In the event of a breach or threatened breach by a Partner or the General Partner of any of the provisions of this Agreement, the Partnership shall be entitled to obtain a temporary restraining order and temporary and permanent injunctive relief without the necessity of proving actual damages by reason of such breach or threatened breach, and to the extent permissible under the applicable statutes and rules of procedure, a temporary injunction or restraining order may be granted immediately upon the commencement of any such suit and without notice. Nothing in this Agreement may be construed as prohibiting the Partnership from pursuing any other remedy or remedies, including without limitation, the recovery of damages. The Partnership shall have the right to set off any such damages against any amounts otherwise payable by it to the Partner or the General Partner under this Agreement or otherwise. Each Partner and the General Partner further covenants and agrees to indemnify and hold the Partnership harmless from and against all costs and expenses, including legal or other professional fees and expenses incurred by the Partnership in connection with or arising out of any proceeding instituted by the Partnership against the Partner or the General Partner to enforce the terms and provisions of this Agreement if the Partnership is successful in whole or in part in such proceeding.

      21.10 SCOPE. If any one or more of the provisions of this Agreement shall for any reason be held to be excessively broad as to time, duration, geographical scope, activity, or subject, each such provision shall be construed, by limiting and reducing it, so as to be enforceable to the extent compatible with applicable law then in force.

      21.11 NO WAIVER. No waiver by any party to this Agreement at any time of a breach by any other party of any provision of this Agreement to be performed by such other party shall be deemed a waiver of any similar or dissimilar provisions of this Agreement at the same or any prior or subsequent time.

      21.12 AMENDMENTS. Any amendments to this Agreement or the Certificate of Limited Partnership shall be in writing and shall be approved by Partners holding more than 50% of the Participating Percentages, except that any amendment materially affecting the rights or obligations of any group of Partners shall require the consent of the holders of more than 50% of the Participating Percentages of such Partners.

      21.13 NO THIRD PARTY BENEFICIARY. The rights of the General Partner under Sections 16.11 through 16.13 may be assigned to the Public Company. Except for the Public Company, it is specifically agreed between the parties executing this Agreement that it is not intended by any of the provisions of the Agreement to make the public, or any Partner thereof, a third party beneficiary under this Agreement, or to authorize anyone not a party to this Agreement to maintain a suit for damages pursuant to the terms or provisions of this Agreement. The duties, obligations, and responsibilities of the parties to this Agreement with respect to third parties shall remain as imposed by law.

      21.14 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

      21.15 PARTITION. The Partners agree that the Partnership's assets are not and will not be suitable for partition. Accordingly, each of the Partners irrevocably waives any and all right such Partner may have to maintain any action for partition of any of the Partnership's assets. No Partner shall have any right to any specific assets of the Partnership upon the liquidation of, or any distribution from, the Partnership.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                                   "GENERAL PARTNER"
                                   TEXAS ROADHOUSE HOLDINGS LLC


                                   By: WKT Restaurant Corp., its Manager


                                   -----------------------------------------
                                   By:
                                      --------------------------------------

                    ANNEX A TO LIMITED PARTNERSHIP AGREEMENT

                             (as of _______________)

   PARTNER NAME AND ADDRESS       CAPITAL CONTRIBUTION    SHARES    CAPITAL ACCOUNT
-----------------------------------------------------------------------------------
GENERAL PARTNER                                            100
Texas Roadhouse Holdings LLC
6040 Dutchmans Lane, Suite 400
Louisville, KY  40205

LIMITED PARTNERS
Texas Roadhouse of Texas, LLC
6040 Dutchmans Lane, Suite 400
Louisville, KY 40205

                               SIGNATURE PAGE FOR
                        LIMITED PARTNERSHIP AGREEMENT OF


                      ------------------------------------


                      ------------------------------------


                      ------------------------------------


                      ------------------------------------

                                                        PERCENTAGE
                                                            OF         ACTUAL          PERCENTAGE OWNED BY
                                      RESTAURANT         HOLDINGS'   MANAGEMENT        EXECUTIVE OFFICERS,
ENTITY NAME                           LOCATION           INTEREST   FEE CHARGED     DIRECTORS & 5% STOCKHOLDERS
---------------------------------------------------------------------------------------------------------------
Roadhouse of Longmont, LLC            Longmont, CO           5%        0.5%                  47.5%

Texas Roadhouse of Hiram, LLC         Hiram, GA             10%          2%                    90%

Texas Roadhouse of Marietta, LLC      Marietta, GA          10%          2%                    90%

Texas Roadhouse of Everett, LLC       Everett, MA            5%        0.5%                    61%

Texas Roadhouse of Billings, LLC      Billings, MT           5%        0.5%                    57%

Texas Roadhouse of Brownsville, Ltd.  Brownsville, TX        5%        0.5%                    90%

Texas Roadhouse of Port Arthur, Ltd.  Port Arthur, TX        5%        0.5%                    93%
